                                                                     Exhibit 4.2
                                                                     -----------

                         The MAXIM Group, INC., AS ISSUER,

                             THE MAXIM GROUP, INC.
                            IMAGE INDUSTRIES, INC.
                      KINNAIRD & FRANCKE INTERIORS, INC.
                     KINNAIRD & FRANCKE DRAPERY CO., INC.
                              FIRST QUALITY, INC.
                  STEVE PETERSON INTERIORS & ASSOCIATES, INC.
                            BAY AREA CARPETS, INC.
                              CARPET WORLD, INC.
                             RNA ENTERPRISES, INC.
                                   GCO, INC.
                         DUBOSE CARPETS & FLOORS, INC.
                             RUGS N REMNANTS, INC.
                        CARPET GALLERY, INC. (GEORGIA)
                        LOSANTVILLE CARPET OUTLET, INC.
                      AMERICAN CARPETS & INTERIORS, INC.
                           INVESTOR MANAGEMENT, INC.
                            GCO CARPET OUTLET, INC.
                           MAXIM RETAIL GROUP, INC.
                             CARPET COUNTRY, INC.
                                CARPETMAX, L.P.
                            TRI-R OF ORLANDO, INC.
                         CARPETMAX OF PALM BEACH, INC.
                                CREDITMAX CORP.
                         CARPETMAX OF NEW MEXICO, INC
                         CARPETMAX OF CHARLOTTE, INC.
                              CLOUD CARPETS, INC.
                       CARPETMAX ALABAMA CONTRACT, INC.
                 BAILEY & ROBERTS CARPETMAX OF TENNESSEE, INC.
                     MAXIM EQUIPMENT LEASING COMPANY, INC.
                              AS GUARANTORS, AND

                STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE

                                   ________

                                   INDENTURE

                         DATED AS OF OCTOBER 16, 1997

                                 $100,000,000

                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2007

          Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of October 16, 1997

Trust Indenture                                      Indenture
  Act Section                                         Section
---------------                                      ---------
(S) 310 (a)(1)....................................   609
        (a)(2)....................................   609
        (b).......................................   607, 610
(S) 311 (a).......................................   613
(S) 312 (a).......................................   701
        (c).......................................   702
(S) 313 (a).......................................   703
        (c).......................................   703, 704
(S) 314 (a).......................................   704
        (a)(4)....................................   1020
        (c)(1)....................................   103
        (c)(2)....................................   103
        (e).......................................   103
(S) 315 (a).......................................   601(b)
        (b).......................................   602
        (c).......................................   601(a)
        (d).......................................   601(c), 603
        (e).......................................   514
(S) 316 (a)(last sentence)........................   101 ("Outstanding")
        (a)(1)(A).................................   502, 512
        (a)(1)(B).................................   513
        (b).......................................   508
        (c).......................................   105
(S) 317 (a)(1)....................................   503
        (a)(2)....................................   504
        (b).......................................   1003
(S) 318 (a).......................................   108

-----------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                          PAGE
                                                                          ----
PARTIES..................................................................   1

RECITALS.................................................................   1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......   2

Section 101. Definitions.................................................   2
             -----------
               "Acquired Indebtedness"...................................   2
               "Administrative Agent"....................................   3
               "Affiliate"...............................................   3
               "Asset Sale"..............................................   3
               "Average Life to Stated Maturity".........................   3
               "Bankruptcy Law"..........................................   3
               "Board of Directors"......................................   4
               "Board Resolution"........................................   4
               "Book-Entry Security".....................................   4
               "Business Day"............................................   4
               "Capital Lease Obligation"................................   4
               "Capital Stock"...........................................   4
               "Change of Control".......................................   4
               "Commission"..............................................   5
               "Commodity Price Protection Agreement"....................   5
               "Common Stock"............................................   5
               "Company".................................................   5
               "Company Request" or "Company Order"......................   5
               "Consolidated Fixed Charge Coverage Ratio"................   6
               "Consolidated Income Tax Expense".........................   6
               "Consolidated Interest Expense"...........................   6
               "Consolidated Net Income (Loss)"..........................   6
               "Consolidated Net Worth"..................................   7
               "Consolidated Non-cash Charges"...........................   7
               "Consolidation"...........................................   7
               "Corporate Trust Office"..................................   7
               "Credit Facility".........................................   7
               "Currency Hedging Arrangements"...........................   8
               "Default".................................................   8
               "Depositary"..............................................   8

                                      (i)

               "Designated Senior Indebtedness"..........................   8
               "Disinterested Director"..................................   8
               "Event of Default"........................................   9
               "Exchange Act"............................................   9
               "Exchange Offer"..........................................   9
               "Exchange Offer Registration Statement"...................   9
               "Fair Market Value".......................................   9
               "Generally Accepted Accounting Principles" or
                    "GAAP"...............................................   9
               "Global Securities".......................................   9
               "Guarantee"...............................................   9
               "Guaranteed Debt".........................................   9
               "Guarantor"...............................................  10
               "Guarantor Senior Indebtedness"...........................  10
               "Holder"..................................................  10
               "Indebtedness"............................................  10
               "Indenture"...............................................  11
               "Indenture Obligations"...................................  11
               "Initial Securities"......................................  12
               "Initial Purchasers"......................................  12
               "Interest Payment Date"...................................  12
               "Interest Rate Agreements"................................  12
               "Investment"..............................................  12
               "Issue Date"..............................................  12
               "Lien"....................................................  12
               "Maturity"................................................  12
               "Moody's".................................................  13
               "Net Cash Proceeds".......................................  13
               "Non-U.S. Person".........................................  13
               "Non-U.S. Subsidiaries"...................................  13
               "Officers' Certificate"...................................  14
               "Opinion of Counsel"......................................  14
               "Opinion of Independent Counsel"..........................  14
               "Outstanding".............................................  14
               "Pari Passu Indebtedness".................................  15
               "Paying Agent"............................................  15
               "Permitted Investment"....................................  15
               "Person"..................................................  16
               "Predecessor Security"....................................  16
               "Preferred Stock".........................................  16
               "Prospectus"..............................................  16
               "Public Equity Offering"..................................  16

                                     (ii)

               "Purchase Money Obligation"..............................  16
               "QIB"....................................................  17
               "Qualified Capital Stock"................................  17
               "Redeemable Capital Stock"...............................  17
               "Redemption Date"........................................  17
               "Redemption Price".......................................  17
               "Registration Rights Agreement"..........................  17
               "Registration Statement".................................  17
               "Regular Record Date"....................................  18
               "Regulation S Global Securities".........................  18
               "Responsible Officer"....................................  18
               "Restricted Subsidiary"..................................  18
               "Rule 144A Global Securities"............................  18
               "Sale and Leaseback Transaction".........................  18
               "S&P"....................................................  18
               "Securities Act".........................................  18
               "Senior Indebtedness"....................................  18
               "Senior Representative"..................................  19
               "Series B Global Securities".............................  19
               "Shelf Registration Statement"...........................  19
               "Significant Restricted Subsidiary"......................  19
               "Special Purpose Letter of Credit".......................  19
               "Special Record Date"....................................  20
               "Stated Maturity"........................................  20
               "Subordinated Indebtedness"..............................  20
               "Subsidiary".............................................  20
               "Temporary Cash Investments".............................  20
               "Trustee"................................................  20
               "Trust Indenture Act"....................................  20
               "Unrestricted Subsidiary"................................  20
               "Unrestricted Subsidiary Indebtedness"...................  21
               "Voting Stock"...........................................  22
               "Wholly Owned Restricted Subsidiary".....................  22
Section 102. Other Definitions..........................................  22
             -----------------
Section 103. Compliance Certificates and Opinions.......................  23
             ------------------------------------
Section 104. Form of Documents Delivered to Trustee.....................  24
             --------------------------------------
Section 105. Acts of Holders............................................  25
             ---------------
Section 106. Notices, etc., to the Trustee, the Company and any
             --------------------------------------------------
                    Guarantor...........................................  26
                    ---------
Section 107. Notice to Holders; Waiver..................................  27
             -------------------------
Section 108. Conflict with Trust Indenture Act..........................  28
             ---------------------------------
Section 109. Effect of Headings and Table of Contents...................  28
             ----------------------------------------

                                     (iii)

Section 110. Successors and Assigns.....................................  28
             ----------------------
Section 111. Separability Clause........................................  28
             -------------------
Section 112. Benefits of Indenture......................................  28
             ---------------------
Section 113. GOVERNING LAW..............................................  29
             -------------
Section 114. Legal Holidays.............................................  29
             --------------
Section 115. Independence of Covenants..................................  29
             -------------------------
Section 116. Schedules and Exhibits.....................................  29
             ----------------------
Section 117. Counterparts...............................................  29
             ------------


ARTICLE TWO  SECURITY FORMS.............................................  30


Section 201. Forms Generally............................................  30
             ---------------
Section 202. Form of Face of Security...................................  30
             ------------------------
Section 203. Form of Reverse of Securities..............................  47
             -----------------------------
Section 204. Form of Trustee's Certificate of Authentication............  55
             -----------------------------------------------
Section 205. Form of Guarantee of Each of the Guarantors................  56
             -------------------------------------------
Section 206. Form of Option of Holder to Elect Purchase.................  60
             ------------------------------------------


ARTICLE THREE  THE SECURITIES...........................................  61


Section 301. Title and Terms............................................  61
             ---------------
Section 302. Denominations..............................................  62
             -------------
Section 303. Execution, Authentication, Delivery and Dating.............  62
             ----------------------------------------------
Section 304. Temporary Securities.......................................  64
             --------------------
Section 305. Registration, Registration of Transfer and Exchange........  64
             ---------------------------------------------------
Section 306. Book-Entry Provisions for Global Securities................  66
             -------------------------------------------
Section 307. Special Transfer Provisions................................  68
             ---------------------------
Section 308. Mutilated, Destroyed, Lost and Stolen Securities...........  71
             ------------------------------------------------
Section 309. Payment of Interest; Interest Rights Preserved.............  72
             ----------------------------------------------
Section 310. CUSIP Numbers..............................................  74
             -------------
Section 311. Persons Deemed Owners......................................  74
             ---------------------
Section 312. Cancellation...............................................  74
             ------------
Section 313. Computation of Interest....................................  74
             -----------------------


ARTICLE FOUR  DEFEASANCE AND COVENANT DEFEASANCE........................  75


Section 401. Company's Option to Effect Defeasance or Covenant
             -------------------------------------------------
                    Defeasance..........................................  75
                    ----------
Section 402. Defeasance and Discharge...................................  75
             ------------------------
Section 403. Covenant Defeasance........................................  75
             -------------------
Section 404. Conditions to Defeasance or Covenant Defeasance............  76
             -----------------------------------------------

                                     (iv)

Section 405. Deposited Money and U.S. Government Obligations to Be
             -----------------------------------------------------
                    Held in Trust; Other Miscellaneous Provisions.......  78
                    ---------------------------------------------
Section 406. Reinstatement..............................................  79
             -------------


ARTICLE FIVE  REMEDIES..................................................  80


Section 501. Events of Default..........................................  80
             -----------------
Section 502. Acceleration of Maturity; Rescission and Annulment.........  82
             --------------------------------------------------
Section 503. Collection of Indebtedness and Suits for Enforcement by
             -------------------------------------------------------
                    Trustee.............................................  83
                    -------
Section 504. Trustee May File Proofs of Claim...........................  84
             --------------------------------
Section 505. Trustee May Enforce Claims without Possession of
             ------------------------------------------------
                    Securities..........................................  85
                    ----------
Section 506. Application of Money Collected.............................  85
             ------------------------------
Section 507. Limitation on Suits........................................  86
             -------------------
Section 508. Unconditional Right of Holders to Receive Principal,
             ---------------------------------------------------
                    Premium and Interest................................  86
                    --------------------
Section 509. Restoration of Rights and Remedies.........................  87
             ----------------------------------
Section 510. Rights and Remedies Cumulative.............................  87
             ------------------------------
Section 511. Delay or Omission Not Waiver...............................  87
             ----------------------------
Section 512. Control by Holders.........................................  87
             ------------------
Section 513. Waiver of Past Defaults....................................  88
             -----------------------
Section 514. Undertaking for Costs......................................  88
             ---------------------
Section 515. Waiver of Stay, Extension or Usury Laws....................  89
             ---------------------------------------
Section 516. Remedies Subject to Applicable Law.........................  89
             ----------------------------------


ARTICLE SIX  THE TRUSTEE................................................  89


Section 601. Duties of Trustee..........................................  89
             -----------------
Section 602. Notice of Defaults.........................................  91
             ------------------
Section 603. Certain Rights of Trustee..................................  91
             -------------------------
Section 604. Trustee Not Responsible for Recitals, Dispositions of
             -----------------------------------------------------
                    Securities or Application of Proceeds Thereof.......  92
                    ---------------------------------------------
Section 605. Trustee and Agents May Hold Securities; Collections; etc...  93
             --------------------------------------------------------
Section 606. Money Held in Trust........................................  93
             -------------------
Section 607. Compensation and Indemnification of Trustee and Its Prior
             ---------------------------------------------------------
                    Claim...............................................  93
                    -----
Section 608. Conflicting Interests......................................  94
             ---------------------
Section 609. Trustee Eligibility........................................  94
             -------------------
Section 610. Resignation and Removal; Appointment of Successor
             -------------------------------------------------
                    Trustee.............................................  95
                    -------

                                      (v)

Section 611. Acceptance of Appointment by Successor....................    96
             --------------------------------------
Section 612. Merger, Conversion, Consolidation or Succession to
             --------------------------------------------------
                    Business...........................................    97
                    --------
Section 613. Preferential Collection of Claims Against Company.........    98
             -------------------------------------------------
Section 614. Appointment of Authenticating Agent.......................    98
             -----------------------------------


ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY........   100


Section 701. Company to Furnish Trustee Names and Addresses of
             -------------------------------------------------
                    Holders............................................   100
                    -------
Section 702. Disclosure of Names and Addresses of Holders..............   101
             --------------------------------------------
Section 703. Reports by Trustee........................................   101
             ------------------
Section 704. Reports by Company and Guarantors.........................   101
             ---------------------------------


ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.....   102


Section 801. Company and Guarantors May Consolidate, etc., Only on
             -----------------------------------------------------
                    Certain Terms......................................   102
                    -------------
Section 802. Successor Substituted.....................................   105
             ---------------------


ARTICLE NINE  SUPPLEMENTAL INDENTURES..................................   106


Section 901. Supplemental Indentures and Agreements without Consent
             ------------------------------------------------------
                    of Holders.........................................   106
                    ----------
Section 902. Supplemental Indentures and Agreements with Consent of
             ------------------------------------------------------
                    Holders............................................   107
                    -------
Section 903. Execution of Supplemental Indentures and Agreements.......   108
             ---------------------------------------------------
Section 904. Effect of Supplemental Indentures.........................   109
             ---------------------------------
Section 905. Conformity with Trust Indenture Act.......................   109
             -----------------------------------
Section 906. Reference in Securities to Supplemental Indentures........   109
             --------------------------------------------------
Section 907. Notice of Supplemental Indentures.........................   109
             ---------------------------------
Section 908. Revocation and Effects of Consents........................   109
             ----------------------------------
Section 909. Effect on Senior Indebtedness.............................   110
             -----------------------------


ARTICLE TEN  COVENANTS.................................................   110


Section 1001. Payment of Principal, Premium and Interest...............   110
              ------------------------------------------
Section 1002. Maintenance of Office or Agency..........................   110
              -------------------------------
Section 1003. Money for Security Payments to Be Held in Trust..........   110
              -----------------------------------------------

                                     (vi)

Section 1004. Corporate Existence......................................  112
              -------------------
Section 1005. Payment of Taxes and Other Claims........................  112
              ---------------------------------
Section 1006. Maintenance of Properties................................  113
              -------------------------
Section 1007. Insurance................................................  113
              ---------
Section 1008. Limitation on Indebtedness...............................  114
              --------------------------
Section 1009. Limitation on Restricted Payments........................  117
              ---------------------------------
Section 1010. Limitation on Transactions with Affiliates...............  121
              ------------------------------------------
Section 1011. Limitation on Liens......................................  121
              -------------------
Section 1012. Limitation on Senior Subordinated Indebtedness...........  122
              ----------------------------------------------
Section 1013. Limitation on Sale of Assets.............................  123
              ----------------------------
Section 1014. Limitation on Issuances of Guarantees of Indebtedness....  128
              -----------------------------------------------------
Section 1015. Restriction on Transfer of Assets........................  129
              ---------------------------------
Section 1016. Purchase of Securities Upon a Change of Control..........  129
              -----------------------------------------------
Section 1017. Limitation on Restricted Subsidiary Capital Stock........  133
              -------------------------------------------------
Section 1018. Limitation on Dividends and Other Payment Restrictions
              ------------------------------------------------------
                    Affecting Restricted Subsidiaries..................  133
                    ---------------------------------
Section 1019. Limitations on Unrestricted Subsidiaries.................  134
              ----------------------------------------
Section 1020. Provision of Financial Statements........................  134
              ---------------------------------
Section 1021. Statement by Officers as to Default......................  135
              -----------------------------------
Section 1022. Waiver of Certain Covenants..............................  135
              ---------------------------


ARTICLE ELEVEN  REDEMPTION OF SECURITIES...............................  136


Section 1101. Rights of Redemption.....................................  136
              --------------------
Section 1102. Applicability of Article.................................  136
              ------------------------
Section 1103. Election to Redeem; Notice to Trustee....................  136
              -------------------------------------
Section 1104. Selection by Trustee of Securities to Be Redeemed........  136
              -------------------------------------------------
Section 1105. Notice of Redemption.....................................  137
              --------------------
Section 1106. Deposit of Redemption Price..............................  138
              ---------------------------
Section 1107. Securities Payable on Redemption Date....................  138
              -------------------------------------
Section 1108. Securities Redeemed or Purchased in Part.................  139
              ----------------------------------------


ARTICLE TWELVE  SATISFACTION AND DISCHARGE.............................  139


Section 1201. Satisfaction and Discharge of Indenture..................  139
              ---------------------------------------
Section 1202. Application of Trust Money...............................  140
              --------------------------


ARTICLE THIRTEEN  SUBORDINATION OF SECURITIES..........................  141


Section 1301. Securities Subordinate to Senior Indebtedness............  141
              ---------------------------------------------
Section 1302. Payment Over of Proceeds Upon Dissolution, etc...........  141
              ----------------------------------------------

                                     (Vii)

Section 1303. Suspension of Payment When Designated Senior
              --------------------------------------------
                    Indebtedness in Default............................    143
                    -----------------------
1304. Payment Permitted if No Default..................................    145
              -----------------------
Section 1305. Subrogation to Rights of Holders of Senior Indebtedness..    145
              -------------------------------------------------------
Section 1306. Provisions Solely to Define Relative Rights..............    145
              -------------------------------------------
Section 1307. Trustee to Effectuate Subordination......................    146
              -----------------------------------
Section 1308. No Waiver of Subordination Provisions....................    146
              -------------------------------------
Section 1309. Notice to Trustee........................................    147
              -----------------
Section 1310. Reliance on Judicial Orders or Certificates..............    148
              -------------------------------------------
Section 1311. Rights of Trustee as a Holder of Senior Indebtedness;
              ----------------------------------------------------
                    Preservation of Trustee's Rights...................    148
                    --------------------------------
Section 1312. Article Applicable to Paying Agents......................    148
              -----------------------------------
Section 1313. No Suspension of Remedies................................    148
              -------------------------
Section 1314. Trustee's Relation to Senior Indebtedness................    149
              -----------------------------------------

ARTICLE FOURTEEN GUARANTEES............................................    149


Section 1401. Guarantors' Guarantee....................................    149
              ---------------------
Section 1402. Continuing Guarantee; No Right of Set-Off; Independent
              ------------------------------------------------------
                    Obligation.........................................    149
                    ----------
Section 1403. Guarantee Absolute.......................................    151
              ------------------
Section 1404. Right to Demand Full Performance.........................    153
              --------------------------------
Section 1405. Waivers..................................................    154
              -------
Section 1406. The Guarantors Remain Obligated in Event the Company is
              -------------------------------------------------------
                    No Longer Obligated to Discharge Indenture
                    ------------------------------------------
                    Obligations........................................    155
               -----------
Section 1407. Fraudulent Conveyance; Contribution;  Subrogation........    155
              -------------------------------------------------
Section 1408. Guarantee is in Addition to Other Security...............    156
              ------------------------------------------
Section 1409. Release of Security Interests............................    156
              -----------------------------
Section 1410. No Bar to Further Actions................................    156
              -------------------------
Section 1411. Failure to Exercise Rights Shall Not Operate as a
              -------------------------------------------------
                    Waiver; No Suspension of Remedies..................    156
                    ---------------------------------
Section 1412. Trustee's Duties; Notice to Trustee......................    157
              -----------------------------------
Section 1413. Successors and Assigns...................................    157
              ----------------------
Section 1414. Release of Guarantee.....................................    157
              --------------------
Section 1415. Execution of Guarantee;  Additional Guarantors...........    158
              ----------------------------------------------
Section 1416. Guarantee Subordinate to Guarantor Senior Indebtedness...    158
              ------------------------------------------------------
Section 1417. Payment Over of Proceeds Upon Dissolution of the
              ------------------------------------------------
                    Guarantor, etc.....................................    159
                    --------------
Section 1418. Default on Guarantor Senior Indebtedness.................    161
              ----------------------------------------
Section 1419. Payment Permitted by Each of the Guarantors if No
              -------------------------------------------------
                    Default............................................    161
                    -------

                                    (Viii)

Section 1420. Subrogation to Rights of Holders of Guarantor Senior
              ----------------------------------------------------
                     Indebtedness......................................  161
                     ------------
Section 1421. Provisions Solely to Define Relative Rights..............  162
              -------------------------------------------
Section 1422. Trustee to Effectuate Subordination......................  162
              -----------------------------------
Section 1423. No Waiver of Subordination Provisions....................  163
              -------------------------------------
Section 1424. Notice to Trustee by Each of the Guarantors..............  163
              -------------------------------------------
Section 1425. Reliance on Judicial Orders or Certificates..............  164
              -------------------------------------------
Section 1426. Rights of Trustee as a Holder of Guarantor Senior
              -------------------------------------------------
                    Indebtedness; Preservation of Trustee's Rights.....  165
                    ----------------------------------------------
Section 1427. Article Applicable to Paying Agents......................  165
              -----------------------------------
Section 1428. No Suspension of Remedies................................  165
              -------------------------
Section 1429. Trustee's Relation to Guarantor Senior Indebtedness......  165
              ---------------------------------------------------

TESTIMONIUM............................................................  167

SIGNATURES.............................................................  167

ACKNOWLEDGMENTS

SCHEDULE I     Existing Indebtedness

SCHEDULE II    Dividend and Other Payments Affecting Subsidiaries

EXHIBIT A      Form of Intercompany Note

EXHIBIT B      Form of Certificate to be Delivered in Connection with Transfers
               Pursuant to Rule 144(k)

EXHIBIT C      Form of Certificate to be Delivered in Connection with Transfers
               Pursuant to Regulation S

APPENDIX I     Form of Transferee Certificate for Series A Securities

APPENDIX II    Form of Transferee Certificate for Series B Securities

                                     (ix)

          INDENTURE, dated as of October 16, 1997, among The Maxim Group, Inc., a Delaware corporation (the "Company"), and Image Industries, Inc., Kinnaird & Francke Interiors, Inc., Kinnaird & Francke Drapery Co., Inc., First Quality, Inc., Steve Peterson Interiors & Associates, Inc., Bay Area Carpets, Inc., Carpet World, Inc., RNA Enterprises, Inc., GCO, Inc., Dubose Carpets & Floors, Inc., Rugs N Remnants, Inc., Carpet Gallery, Inc. (Georgia), Losantville Carpet Outlet, Inc., American Carpets & Interiors, Inc., Investor Management, Inc., GCO Carpet Outlet, Inc., Maxim Retail Group, Inc., First Quality of North Carolina, Inc., Carpet Country, Inc., Carpetmax, L.P., Tri-R of Orlando, Inc., Carpetmax of Palm Beach, Inc., Creditmax Corp., Carpetmax of New Mexico, Inc., Carpetmax of Charlotte, Inc., Cloud Carpets, Inc., Carpetmax Alabama Contract, Inc., Bailey & Roberts Carpetmax of Tennessee, Inc., Maxim Equipment Leasing Company, Inc., as guarantors (collectively, the "Guarantors"), and State Street Bank and Trust Company, a Massachusetts banking and trust company, as trustee (the "Trustee").

                  RECITALS OF THE COMPANY AND THE GUARANTORS

          The Company has duly authorized the creation of an issue of 9 1/4% Senior Subordinated Notes due 2007, Series A (together with all such Series A Securities issued in replacement of or exchange for any other Series A Securities, the "Series A Securities" or the "Initial Securities"), and an issue of 9 1/4% Senior Subordinated Notes due 2007, Series B (together with all such Series B Securities issued in replacement of or exchange for any other Series B Securities, the "Series B Securities" and, together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Securities;

          Each Guarantor has duly authorized the issuance of a Guarantee of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and its Guarantee;

          This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act;

          All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, (ii) the Guarantees, when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the

Guarantors and (iii) this Indenture a valid agreement of the Company and each of the Guarantors in accordance with the terms of this Indenture;

           NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE



  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   Section 101. Definitions.
                -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

          (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

          Certain terms used principally in Article Four are defined in Article Four.

          "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Restricted Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition, as the case may be. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary, as the case may be.

          "Administrative Agent" means First Union National Bank, as Administrative Agent under the Credit Facility.

          "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 5% or more of such specified Person's Capital Stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or
(iii) any other Person 5% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or Sale and Leaseback Transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of: (i) any Capital Stock of any Subsidiary; (ii) all or substantially all of the properties and assets of any division or line of business of the Company or its Subsidiaries; or (iii) any other properties or assets of the Company or any Subsidiary other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets (A) that is governed by the provisions described under
Article 8 of this Indenture, (B) that is by the Company to any Guarantor, or by any Subsidiary to the Company or any Wholly Owned Subsidiary in accordance with the terms of this Indenture, (C) that is damaged, worn-out or obsolete equipment in the ordinary course of business or (D) the Fair Market Value of which in the aggregate does not exceed $1,000,000.

          "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Board of Directors" means the board of directors of the Company or any Guarantor, as the case may be, or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" means any Global Securities bearing the legend specified in Section 202 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

          "Capital Lease Obligation" of any Person means any obligation of such Person and its Subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

          "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or other equity interests whether now outstanding or issued after the date hereof.

          "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges into or with the Company in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company or where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment as described under Section 1009 of this Indenture (and such amount shall be treated as a Restricted Payment subject to the provisions in the Indenture described under Section 1009) and (B) no "person" or "group" owns immediately after such transaction, directly or indirectly, more than 50% of the total outstanding Voting Stock of the surviving corporation; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under Article Eight.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act then the body performing such duties at such time.

          "Commodity Price Protection Agreement" means any forward contract, commodity swap, commodity option or other similar financial agreement or arrangement relating to, or the value of which is dependent upon, fluctuations in commodity prices.

          "Common Stock" means the common stock, $.001 par value per share, of the Company.

          "Company" means The Maxim Group, Inc., a corporation incorporated under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of (a) the sum of Consolidated Net Income (Loss), Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges deducted in computing Consolidated Net Income (Loss) in each case, for such period, of such Person and its Restricted Subsidiaries on a Consolidated basis, all determined in accordance with GAAP to (b) the sum of Consolidated Interest Expense for such period and cash and non-cash dividends paid on any Preferred Stock of such Person during such period; provided that (i) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying at the option of such Person either the fixed or floating rate and (ii) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

          "Consolidated Income Tax Expense" of any Person means, for any period, the provision for federal, state, local and foreign income taxes of such Person and its Consolidated Restricted Subsidiaries for such period as determined in accordance with GAAP.

          "Consolidated Interest Expense" of any Person means, without duplication, for any period, the sum of (a) the interest expense of such Person and its Restricted Subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net costs associated with Interest Rate Agreements, Currency Hedging Arrangements and Commodity Price Protection Agreements (including amortization of discounts),
(iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) (i) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Subsidiaries during such period and (ii) all capitalized interest of such Person and its Subsidiaries plus (c) the interest expense under any Guaranteed Debt of such Person and any Restricted Subsidiary to the extent not included under clause (a)(iv) above.

          "Consolidated Net Income (Loss)" of any Person means, for any period, the Consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period on a Consolidated basis as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains or losses, net of taxes (less all fees and expenses relating thereto), (ii) the portion of net income (or loss) of such Person and its Restricted Subsidiaries on a Consolidated basis allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated Restricted Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination,
(iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains (or losses), net of taxes (less all fees and expenses relating thereto), in respect of dispositions of assets other than in the ordinary course of business, (vi) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (vii) any restoration to income of any contingency reserve, net of taxes, except to the extent provision for such reserve was made out of income accrued at any time following the date of the Indenture, or (viii) any gain, net of taxes, arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness of such Person.

          "Consolidated Net Worth" of any Person, as of a date, means the Consolidated stockholders' equity (excluding Redeemable Capital Stock) of such Person and its Restricted Subsidiaries, as of such date, as determined in accordance with GAAP.

          "Consolidated Non-cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Restricted Subsidiaries on a Consolidated basis for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

          "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Restricted Subsidiaries if and to the extent the accounts of such Person and each of its Restricted Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

          "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 225 Asylum Street, Hartford, Connecticut 06103.

          "Credit Facility" means the Credit Agreement dated as of August 26, 1997 by and among the Company and the Guarantors, as co-borrowers, and First Union

National Bank, Fleet National Bank and the other lenders named therein, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as such credit agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time whether or not with the same agent, trustee, lenders or holders, and, subject to the provisos to the next sentence, irrespective of any changes in the terms and conditions thereof. Without limiting the generality of the foregoing, the term "Credit Facility" shall include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to the Credit Facility and all refundings, refinancings and replacements of the Credit Facility, including any agreement (i) extending the maturity of any Indebtedness incurred thereunder or contemplated thereby, (ii) adding or deleting borrowers or guarantors thereunder, so long as borrowers and issuers include the Company and its successors and assigns, (iii) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder, provided that on the date such Indebtedness is incurred it would not exceed the amount permitted to be incurred by clause (i) of paragraph (b) of Section 1008 or (iv) otherwise altering the terms and conditions thereof; provided, further, that in the case of clauses (i) through (iv), any such agreement is not prohibited by the terms of this Indenture

          "Currency Hedging Arrangements" means one or more of the following agreements which shall be entered into by one or more financial institutions: foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

          "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

          "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

          "Designated Senior Indebtedness" means (i) all Senior Indebtedness under, or in respect of, the Credit Facility, and (ii) any other Senior Indebtedness which at the time of determination has an aggregate principal amount outstanding of at least $10 million and is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

          "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions. No non-management director shall be deemed not to be a Disinterested Director by reason of his or her receipt of reasonable and customary director's fees or the participation in reasonable and customary director's stock grant, stock option or stock benefit plans, or such other form of director remuneration as is reasonable and customary.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          "Exchange Offer" means the exchange offer by the Company and the Guarantors of Series B Securities for Series A Securities to be effected pursuant to Section 2.1 of the Registration Rights Agreement.

          "Exchange Offer Registration Statement" means the registration statement under the Securities Act contemplated by Section 2.1 of the Registration Rights Agreement.

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

          "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date hereof.

          "Global Securities" means the Rule 144A Global Securities, the Regulation S Global Securities and the Series B Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 306.

          "Guarantee" means the guarantee by any Guarantor of the Company's Indenture Obligations pursuant to a guarantee given in accordance with this Indenture.

          "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "Guarantor" means the Subsidiaries listed as guarantors in this Indenture and any other Subsidiary which is a guarantor of the Securities, including any Person that is required after the date of this Indenture to execute a guarantee of the Securities pursuant to Section 1011 or Section 1014 of this Indenture until a successor replaces such party pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

          "Guarantor Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceeding) and all other monetary obligations (including fees) on any Indebtedness of any Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Guarantee. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Guarantees, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of any Guarantor, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code, is without recourse to any Guarantor, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other taxes owed or owing by any Guarantor to the extent such liability constitutes Indebtedness, (vi) Indebtedness of any Guarantor to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness and (viii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements, Currency Hedging Arrangements or Commodity Price Protection Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; provided, however, that the amount determined to be Indebtedness of such Person due to such Lien under this clause (vi) shall not exceed the Fair Market Value of the property (including, without limitation, accounts and contract rights) subject to such Lien, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses
(i) through (viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

          "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities including any Guarantor, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the respective terms hereof and thereof.

          "Initial Securities" has the meaning stated in the first recital of this Indenture.

          "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Capital Markets Corp. and Wheat, First Securities, Inc.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

          "Investment" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Issue Date" means the date on which the Securities are originally issued under this Indenture.

          "Lien" means any mortgage or deed of trust, charge, pledge, lien (statutory or otherwise), privilege, security interest, assignment, deposit, arrangement, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to any property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

          "Maturity" means, when used with respect to the Securities, the date on which the principal of the Securities becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Offer Date or the Redemption Date and whether by declaration of acceleration, Offer in respect of Excess Proceeds,

Change of Control Offer in respect of a Change of Control, call for redemption or otherwise.

          "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

          Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof (without duplication in respect of all Asset Sales) in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock as referred to under Section 1009 of this Indenture, the proceeds of such issuance or sale in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S under the Securities Act.

          "Non-U.S. Subsidiaries" means Subsidiaries organized under the laws of jurisdictions other than the United States and the states and territories thereof.

           "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as the case may be, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or any Guarantor unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee.

          "Opinion of Independent Counsel" means a written opinion of counsel which is issued by a Person who is not an employee, director or consultant (other than non-employee legal counsel) of the Company or any Guarantor and who shall be reasonably acceptable to the Trustee.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust or set aside and segregated in trust by the Company or any Affiliate thereof (if the Company or any Affiliate thereof shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

          (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

          "Pari Passu Indebtedness" means (a) any Indebtedness of the Company which ranks pari passu in right of payment to the Securities and (b) with respect to any Guarantee, Indebtedness which ranks pari passu in right of payment to such Guarantee.

          "Paying Agent" means any Person (including the Company) authorized by the Company to pay the principal of, premium, if any, or interest on, any Securities on behalf of the Company.

          "Permitted Investment" means (i) Investments in any Wholly Owned Restricted Subsidiary or any Person which, as a result of such Investment, (a) becomes a Wholly Owned Restricted Subsidiary or (b) is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Wholly Owned Restricted Subsidiary; (ii) Indebtedness of the Company or a Restricted Subsidiary described under clauses
(iv), (v), (vi) and (vii) of paragraph (b) of Section 1008; (iii) Temporary
Cash Investments; (iv) Investments in any of the Securities; (v) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 1013 of this Indenture to the extent such Investments are non-cash proceeds as permitted under such covenant; (vi) Investments in existence on the date of this Indenture; (vii) guarantees of Indebtedness of a Wholly Owned Restricted Subsidiary given by the Company or another Wholly Owned Restricted Subsidiary and guarantees of Indebtedness of the Company given by any Restricted Subsidiary, in each case, in accordance with the terms of this Indenture; (viii) Investments in prepaid expenses; (ix) Investments represented by accounts receivable created or required in the ordinary course of business; (x) loans or advances to the Company's franchisees in the ordinary course of business in an aggregate amount of $20 million at any one time outstanding; and (xi) loans to executive officers of the Company in the ordinary course of business, not to exceed, together with loans to executive officers of the Company then outstanding, $1 million; and (xii) any other Investments in the aggregate amount of $1 million at any one time outstanding.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

          "Prospectus" means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Series A Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Public Equity Offering" means an underwritten offering of equity securities with gross proceeds to the Company of at least $25 million pursuant to a registration statement that has been declared effective by the Commission (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

          "Purchase Money Obligation" means any Indebtedness secured by a Lien on assets related to the business of the Company and its Restricted Subsidiaries and any additions and accessions thereto, which are purchased by the Company and its Restricted Subsidiaries at any time after the Securities are issued; provided that (i) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "Purchase Money Security Agreement") shall be entered into within 90 days after the purchase or substantial completion of the construction of such assets and shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom, (ii) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accession thereto and except in respect of fees and other obligations in respect of such Indebtedness and (iii) (A) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Company and its Restricted Subsidiaries of the assets subject thereto or (B) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom.

          "QIB" means a "Qualified Institutional Buyer" under Rule 144A under the Securities Act.

          "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

"Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to any Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

          "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of October 16, 1997, among the Company, the Guarantors and the Initial Purchasers.

          "Registration Statement" means any registration statement of the Company and the Guarantors which covers any of the Series A Securities (and related guarantees) or Series B Securities (and related guarantees) pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day) next preceding such Interest Payment Date.

          "Regulation S Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

          "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Person, a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Restricted Subsidiaries, or by the Company and one or more other Restricted Subsidiaries; provided that any Unrestricted Subsidiary shall not be deemed a Restricted Subsidiary under the Securities.

          "Rule 144A Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

          "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which the Company or a Restricted Subsidiary sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, of such property or asset to the seller or transferor.

          "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., or any successor rating agency.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

          "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) and all other monetary obligations (including fees) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingently, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is by its terms subordinate or junior in right of payment to any Indebtedness of the Company, (iii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other tax owed or owing by the Company to the extent such liability constitutes Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries and (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture.

          "Senior Representative" means the agent, indenture trustee or other trustee or representative for any Senior Indebtedness.

          "Series B Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Series B Securities exchanged for Series A Securities pursuant to the Exchange Offer.

          "Shelf Registration Statement" means a "shelf" registration statement of the Company and the Guarantors pursuant to Section 2.2 of the Registration Rights Agreement, which covers all of the Registrable Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Significant Restricted Subsidiary" means, at any particular time, any Restricted Subsidiary that, together with the Subsidiaries of such Restricted Subsidiary, (i) for the most recent fiscal year of the Company accounted for more than 10% of the Consolidated revenues of the Company and its Subsidiaries or (ii) at the end of such fiscal year, was the owner (beneficial or otherwise) of more than 10% of the Consolidated assets of the Company and its Restricted Subsidiaries, all as calculated in accordance with GAAP and shown on the Consolidated financial statements of the Company and its Restricted Subsidiaries.

          "Special Purpose Letter of Credit" means the letter of credit of up to $31 million issued by First Union National Bank under the Credit Facility pursuant to the terms of the Reimbursement Agreement dated as of September 1, 1997, among the Company, the Guarantors and First Union National Bank.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

          "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

          "Subordinated Indebtedness" means Indebtedness of the Company or a Guarantor subordinated in right of payment to the Securities or the Guarantee of such Guarantor, as the case may be.

          "Subsidiary" means any Restricted Subsidiary or Unrestricted
Subsidiary.

          "Temporary Cash Investments" means (i) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500 million, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or any successor rating agency or "A-1" (or higher) according to S&P or any successor rating agency,
(iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P and (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500 million; provided that the short term debt of such commercial bank has a rating, at the time of Investment, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and (ii) any Subsidiary of an

Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply: (a) neither the Company nor any of its Restricted Subsidiaries provides credit support for Indebtedness of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), except Restricted Payments permitted to be made pursuant to the Section 1009 hereof, to the extent the provision of such credit support is deemed to be a Restricted Payment at the time of the provision of such credit support (b) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness, except Restricted Payments permitted to be made pursuant to Section 1009 hereof, to the extent such Subsidiary's liability, direct or indirect, is deemed to be a Restricted Payment, (c) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary shall not violate the provisions of Section 1019 of this Indenture and such Unrestricted Subsidiary is not party to any agreement, contract, arrangement or understanding at such time with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed a Restricted Payment, and (d) such Unrestricted Subsidiary does not own any Capital Stock in any Restricted Subsidiary of the Company which is not simultaneously being designated an Unrestricted Subsidiary. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions and shall be deemed a Restricted Payment on the date of designation in an amount equal to the greater of (1) the net book value of such Investment or (2) the Fair Market Value of such Investment as determined in good faith by the Company's Board of Directors. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that
(i) immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the restrictions under Section 1008 of this Indenture and (ii) all Indebtedness of such Unrestricted Subsidiary shall be deemed to be incurred on the date such Unrestricted Subsidiary becomes a Restricted Subsidiary.

          "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), except Guaranteed Debt of the Company or any Restricted Subsidiary to any Affiliate, in which case (unless the incurrence of such Guaranteed Debt resulted in a Restricted Payment at the time of incurrence) the Company shall be deemed to have made a Restricted Payment equal to the principal amount of any such Indebtedness to the extent guaranteed at the time such Affiliate is designated an Unrestricted Subsidiary and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

          "Voting Stock" means Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all the Capital Stock of which is owned by the Company or another Wholly Owned Restricted Subsidiary.

Section 102. Other Definitions.
             ------------------

          Term                                       Defined in Section
          ----                                       ------------------
          "Act"                                             105
          "Agent Members"                                   306
          "Change of Control Offer"                        1016
          "Change of Control Purchase Date"                1016
          "Change of Control Purchase Notice"              1016
          "Change of Control Purchase Price"               1016
          "covenant defeasance"                             403
          "Defaulted Interest"                              309
          "defeasance"                                      402
          "Defeasance Redemption Date"                      404
          "Defeased Securities"                             401
          "Excess Proceeds"                                1013
          "incur"                                          1008
          "Initial Period"                                 1303
          "Initial Securities"                         Recitals
          "Non-payment Default"                            1303
          "Offer"                                          1013
          "Offer Date"                                     1013

          "Offered Price"                                  1013
          "Pari Passu Debt Amount"                         1013
          "Pari Passu Offer"                               1013
          "Payment Blockage Period"                        1303
          "Payment Default"                                1303
          "Permitted Guarantor Junior Securities"          1417
          "Permitted Indebtedness"                         1008
          "Permitted Junior Securities"                    1302
          "Permitted Payment"                              1009
          "Physical Securities"                             306
          "Private Placement Legend"                        202
          "Purchase Money Security Agreement"               101
          "refinancing"                                    1009
          "Registration Default"                            202
          "Required Filing Date"                           1020
          "Restricted Payments"                            1009
          "Rule 144A"                                       201
          "Securities"                                 Recitals
          "Security Amount"                                1013
          "Security Register"                               305
          "Security Registrar"                              305
          "Series A Securities"                        Recitals
          "Series B Securities"                        Recitals
          "Special Payment Date"                            309
          "Surviving Entity"                                801
          "Surviving Guarantor Entity"                      801
          "U.S. Government Obligations"                     404

   Section 103. Compliance Certificates and Opinions.
                ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any Guarantor (if applicable) and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

   Section 104. Form of Documents Delivered to Trustee.
                --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Any certificate or opinion of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

   Section 105. Acts of Holders.
                ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 105.

          (b) The ownership of Securities shall be proved by the Security Register.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company, any Guarantor or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date or their designated proxies shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act (or their duly designated proxies), and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

   Section 106. Notices, etc., to the Trustee, the Company and any Guarantor.
                ------------------------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company or any Guarantor or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by a nationally recognized overnight courier, to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Department (The Maxim Group, Inc. 9 1/4% Senior Subordinated Notes due 2007), or at any other address previously furnished in writing to the Holders, the Company, any Guarantor or any other obligor on the Securities by the Trustee; or

          (b) the Company or any Guarantor by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by a nationally recognized overnight courier, to the Company or such Guarantor addressed to it c/o The Maxim Group, Inc., 210 TownPark Drive, Kennesaw, GA 30144, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company or such Guarantor.

          Any notice required hereunder to be delivered to the lenders under the Credit Facility shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or delivered by a nationally recognized courier, to the Administrative Agent at First Union National Bank, 12th floor, 999 Peachtree Street, N.E., Atlanta, GA 30309, Attention: Michael S. Murphey, Facsimile No. (404) 225-4255, with a copy to First Union National Bank, 301 South College Street, TW-10, Charlotte, NC 28288-0608, Attention: Syndication Agency Services, Facsimile No: (704) 383-0288.

   Section 107. Notice to Holders; Waiver.
                -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by a nationally recognized overnight courier, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by

Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

   Section 108. Conflict with Trust Indenture Act.
                ---------------------------------

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

   Section 109. Effect of Headings and Table of Contents.
                ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

   Section 110. Successors and Assigns.
                ----------------------

          All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

   Section 111. Separability Clause.
                -------------------

          In case any provision in this Indenture or in the Securities or Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   Section 112. Benefits of Indenture.
                ---------------------

          Nothing in this Indenture or in the Securities or Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders, the holders of Senior Indebtedness and the holders of Senior Guarantor Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

   Section 113. GOVERNING LAW.
                -------------

          THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

   Section 114. Legal Holidays.
                --------------

          In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

   Section 115. Independence of Covenants.
                -------------------------

          All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

   Section 116. Schedules and Exhibits.
                ----------------------

          All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

   Section 117. Counterparts.
                ------------

          This Indenture may be executed in any number of counterparts, each of which shall be deemed an original; but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO



                                SECURITY FORMS

   Section 201. Forms Generally.
                ---------------

          The Securities, the Guarantees and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities and Guarantees, as evidenced by their execution of the Securities and Guarantees. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Initial Securities offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued initially in the form of one or more Rule 144A Global Securities, substantially in the form set forth in Section 202, Initial Securities offered and sold in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued initially in the form of one or more Regulation S Global Securities, substantially in the form set forth in
Section 202, and Series B Securities exchanged for Series A Securities pursuant to the Exchange Offer shall be issued initially in the form of one or more Series B Global Securities, substantially in the form set forth in Section 202, in each case deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

   Section 202. Form of Face of Security.
                ------------------------

          (a) The form of the face of any Series A Securities authenticated and delivered hereunder shall be substantially as follows:

          Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for a Series B Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, then such Initial Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof:

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

          BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
          (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO

          OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          [Legend if Series A Security is a Global Security]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
          REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR
          REGISTRATION OF TRANSFER, EXCHANGE, OR

          PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          [Until all Senior Indebtedness is paid in full, each of the Series A Securities at all times shall contain in a conspicuous manner the following legend]

          THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE THIRTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AS SET FORTH IN SAID ARTICLE THIRTEEN OF THE INDENTURE."

                             THE MAXIM GROUP, INC.

                              __________________

              9 1/4% SENIOR SUBORDINATED NOTE DUE 2007, SERIES A

                                              CUSIP NO. _____________
No. __________
$_______________________


          The Maxim Group, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _______________ United States dollars [IF THE SERIES A SECURITY IS A GLOBAL SECURITY, THEN INSERT THE
FOLLOWING: , OR SUCH OTHER PRINCIPAL AMOUNT (WHICH, WHEN TAKEN TOGETHER WITH THE PRINCIPAL AMOUNTS OF ALL OTHER OUTSTANDING SECURITIES, SHALL NOT EXCEED $100 MILLION LESS THE PRINCIPAL AMOUNT OF SECURITIES REDEEMED BY THE COMPANY IN ACCORDANCE WITH THE INDENTURE) AS MAY BE SET FORTH BY THE SECURITY REGISTRAR ON APPENDIX A HERETO IN ACCORDANCE WITH THE INDENTURE,] on October 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from October 16, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year, commencing April 15, 1998 at the rate of 9 1/4% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement among the Company, the Guarantors and the Initial Purchasers, dated October 16, 1997, pursuant to which, subject to the terms and conditions thereof, the Company and the Guarantors are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security (and the related Guarantees) shall have the right to exchange this Security (and the related Guarantees) for 9 1/4% Senior Subordinated Notes due 2007, Series B and related guarantees (herein called the "Series B Securities") in like principal amount as provided therein. The Series A Securities and the Series B Securities are together (including related Guarantees) referred to as the "Securities."
The Series A Securities rank pari passu in right of payment with the Series B Securities.

          In the event that either (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 30th calendar day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 90th calendar day following the date of original issue of the Series A Securities or (c) the Exchange Offer is not consummated on or prior to the 120th calendar day following the date of original issue of the Series A Securities or a Shelf Registration Statement is not declared effective on or prior to the 120th calendar day following the date of original issue of the Series A Securities (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased ("Additional Interest") by one-quarter of one percent per annum upon the occurrence of each Registration Default, which rate (as increased as aforesaid) will increase by one quarter of one percent each 90-day period that such Additional Interest continues to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed one percent (1%) per annum. Following the cure of all Registration Defaults the accrual of Additional Interest will cease and the interest rate will revert to the original rate; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a), (b) or (c) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

          If the Shelf Registration Statement is unusable by the Holders for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 30 days in the aggregate, then the interest rate borne by the Securities will be increased by 0.25% per annum of the principal amount of the Securities for the first 90-day period (or portion thereof) beginning on the 31st such date that such Shelf Registration Statement ceases to be usable, which rate shall be increased by an additional 0.25% per annum of the principal amount of the Securities at the beginning of each subsequent 90-day period, provided that the maximum aggregate increase in the interest rate will in no event exceed one percent (1%) per annum. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Securities will be reduced to the original interest rate if the Company is otherwise in compliance with this Agreement at such time. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is unusable.

          The Issuers shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual Interest Payment Date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each Interest Payment Date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.

          Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for that purpose, or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest will be made (i) in respect of Securities held by the Depositary or its nominee, in same day funds on or prior to the respective Interest Payment Dates and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee, in same day funds at the office of the Trustee in New York, New York or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 1002; provided, however, that, at the option of the Company, interest on any Security held of record by Holders other than the Depositary or its nominee may be paid by mailing checks to the addresses of the Holders thereof as such address appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                        THE MAXIM GROUP, INC.



                              By:___________________________
                              Title:________________________

Attest:


____________________________
     Authorized Officer

                [IF THE SERIES A SECURITY IS A GLOBAL SECURITY,
               THEN INSERT THE FOLLOWING AS APPENDIX A THERETO]

                                  APPENDIX A
                                  ----------

                 EXCHANGES FOR GLOBAL NOTES OR PHYSICAL NOTES
                 --------------------------------------------

          The following increases or decreases in the principal amount of this Global Note in accordance with the Indenture have been made:

                              Increase (decrease) in the    New principal amount of      Notation made by or on
                              principal amount of this      this Global Note following   behalf of the Security
Date Made                     Global Note                   such increase or decrease    Registrar
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------
----------------------        --------------------------    --------------------------   -----------------------

          (b) The form of the face of any Series B Securities authenticated and delivered hereunder shall be substantially as follows:

          To the extent that any Series B Security is a Private Exchange Security (as defined in the Registration Rights Agreement) and until such Series B Security is freely tradable without registration under the Securities Act, then such Series B Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof;

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,
          TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

          BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION,
          (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY,
          (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE

          TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR
          (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT.

          [Legend if Series B Security is a Global Security]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
          REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
          CORPORATION

          ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          [Until all Senior Indebtedness is paid in full, each of the Series B Securities at all times shall contain in a conspicuous manner the following legend]

          THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE THIRTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AS SET FORTH IN SAID ARTICLE THIRTEEN OF THE INDENTURE.

                             THE MAXIM GROUP, INC.

                              __________________

              9 1/4% SENIOR SUBORDINATED NOTE DUE 2007, SERIES B

                                                       CUSIP NO. ______________
______________
No. __________
$_______________________


          The Maxim Group, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _______________ United States dollars [IF THE SERIES B SECURITY IS A GLOBAL SECURITY, THEN INSERT THE
FOLLOWING: , OR SUCH OTHER PRINCIPAL AMOUNT (WHICH, WHEN TAKEN TOGETHER WITH THE PRINCIPAL AMOUNTS OF ALL OTHER OUTSTANDING SECURITIES, SHALL NOT EXCEED $100 MILLION LESS THE PRINCIPAL AMOUNT OF SECURITIES REDEEMED BY THE COMPANY IN ACCORDANCE WITH THE INDENTURE) AS MAY BE SET FORTH BY THE SECURITY REGISTRAR ON APPENDIX A HERETO IN ACCORDANCE WITH THE INDENTURE,] on October 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from October 16, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year, commencing April 15, 1998 at the rate of 9 1/4% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          This Series B Security was issued pursuant to the Exchange Offer pursuant to which the 9 1/4% Senior Subordinated Notes due 2007, Series A, and related Guarantees (herein called the "Series A Securities") in like principal amount were exchanged for the Series B Securities and related Guarantees. The Series B Securities rank pari passu in right of payment with the Series A Securities.

          In addition, for any period in which the Series A Security exchanged for this Series B Security was outstanding, in the event that either (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 30th calendar day following the date of original issue of the Series A Security, (b) the Exchange Offer

Registration Statement has not been declared effective on or prior to the 90th calendar day following the date of original issue of the Series A Security or
(c) the Exchange Offer is not consummated on or prior to the 120th calendar day following the date of original issue of the Series A Security or a Shelf Registration Statement is not declared effective on or prior to the 120th calendar day following the date of original issue of the Series A Security (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by one-quarter of one percent per annum upon the occurrence of each Registration Default, which rate (as increased as aforesaid) will increase by one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed one percent (1%) per annum. Following the cure of all Registration Defaults the accrual of additional interest will cease and the interest rate will revert to the original rate; provided that, to the extent interest at such increased interest rate has been paid or duly provided for with respect to the Series A Security, interest at such increased interest rate, if any, on this Series B Security shall accrue from the most recent Interest Payment Date to which such interest on the Series A Security has been paid or duly provided for; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a), (b) or (c) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

          If the Shelf Registration Statement is unusable by the Holders for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 30 days in the aggregate, then the interest rate borne by the Securities will be increased by 0.25% per annum of the principal amount of the Securities for the first 90-day period (or portion thereof) beginning on the 31st such date that such Shelf Registration Statement ceases to be usable, which rate shall be increased by an additional 0.25% per annum of the principal amount of the Securities at the beginning of each subsequent 90-day period, provided that the maximum aggregate increase in the interest rate will in no event exceed one percent (1%) per annum. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Securities will be reduced to the original interest rate if the Company is otherwise in compliance with this Agreement at such time. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is unusable.

          The Issuers shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual Interest Payment Date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each Interest Payment Date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series B Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.

          Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose, or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest will be made (i) in respect of Securities held by the Depositary or its nominee, in same day funds on or prior to the respective Interest Payment Dates and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee, in same day funds at the office of the Trustee in New York, New York or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 1002, provided, however, that, at the option of the Company, interest on any Security held of record by Holders other than the Depositary or its nominee may be paid by mailing checks to the addresses of the Holders thereof as such addresses appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:                             THE MAXIM GROUP, INC.



                                   By:___________________________________
                                   Title:________________________________

Attest:


____________________________
     Authorized Officer

                [IF THE SERIES B SECURITY IS A GLOBAL SECURITY,
               THEN INSERT THE FOLLOWING AS APPENDIX A THERETO]

                                  APPENDIX A
                                  ----------

                 EXCHANGES FOR GLOBAL NOTES OR PHYSICAL NOTES
                 --------------------------------------------

          The following increases or decreases in the principal amount of this Global Note in accordance with the Indenture have been made:

                               Increase (decrease) in the         New principal amount of            Notation made by or on
                               principal amount of this           this Global Note following         behalf of the Security
Date Made                      Global Note                        such increase or decrease          Registrar
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------
------------------------       ----------------------------       ---------------------------        --------------------------

   Section 203. Form of Reverse of Securities.
                -----------------------------

          (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                             THE MAXIM GROUP, INC.

              9 1/4% Senior Subordinated Note due 2007, Series A

          This Security is one of a duly authorized issue of Securities of the Company designated as its 9 1/4% Senior Subordinated Notes due 2007, Series A (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of October 16, 1997, among the Company, the Guarantors and State Street Bank and Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Securities are subject to redemption at any time on or after October 15, 2002, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning October 15 of the years indicated below:

                                               Redemption
               Year                             Price
               ----                            -----------
               2002..........................   104.625%
               2003..........................   102.313%
               2004..........................   101.156%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to but not including the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

          At any time prior to October 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 30% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 109.25% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least $70 million of the principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 60 days after the closing of the related Public Equity Offering and must consummate such redemption within 90 days of the closing of the Public Equity Offering.

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata or by lot.

          Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay Senior Indebtedness or invested in capital expenditures, properties or other assets or inventories that replace the properties and assets that were the subject of the Asset Sale or which will be used in the business of the Company or its Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          The Series A Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

          If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer or a Non-U.S. Person, may exchange this Series A Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form in Appendix I) to arrange for such Series A Security to be represented by a beneficial interest in a Rule 144A Global Security or a Regulation S Global Security, as the case may be, in accordance with the customary procedures of the Depository, unless the Company has elected not to issue a Rule 144A Global Security or a Regulation S Global Security, as the case may be.

          If this Series A Security is a Rule 144A Global Security, it is exchangeable for a Series A Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depository for such Global Security and a successor depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series A Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series A Securities would be required to include the Private Placement Legend.

          Series A Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          [The Transferee Certificate, in the form of Appendix I hereto, will be attached to the Series A Security.]

          (b) The form of the reverse of the Series B Securities shall be substantially as follows:


                             THE MAXIM GROUP, INC.
              9 1/4% Senior Subordinated Note due 2007, Series B

          This Security is one of a duly authorized issue of Securities of the Company designated as its 9 1/4% Senior Subordinated Notes due 2007, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of October 16, 1997, among the Company, the Guarantors and State Street Bank and Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related

Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Securities are subject to redemption at any time on or after October 15, 2002, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning October 15 of the years indicated below:

                                             Redemption
               Year                             Price
               ----                          -----------
               2002........................    104.625%
               2003........................    102.313%
               2004........................    101.156%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to but not including the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

          At any time prior to October 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 30% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 109.25% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least $70 million of the principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 60 days after the closing of the related Public Equity Offering and must consummate such redemption within 90 days of the closing of the Public Equity Offering.

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata or by lot.

          Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay Senior

Indebtedness or invested in capital expenditures, properties or other assets or inventories that replace the properties and assets that were the subject of the Asset Sale or which will be used in the business of the Company or its Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          The Series B Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

          If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable on the Security Register of the Company, upon surrender of this Series B Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder may exchange this Series B Security for a Book-Entry Security by instructing the Trustee to arrange for such Series B Security to be represented by a beneficial interest in a Series B Global Security in accordance with the customary procedures of the Depository, unless the Company has elected not to issue a Series B Global Security.

          If this Series B Security is a Series B Global Security, it is exchangeable for a Series B Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Series B Global Security if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depository for the Series B Global Security and a successor depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series B Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

          Series B Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          [The Transferee Certificate, in the form of Appendix II hereto, will be attached to the Series B Security.]

     Section 204. Form of Trustee's Certificate of Authentication.
                  -----------------------------------------------

          The Trustee's certificate of authentication shall be included on the form of the face of the Securities substantially in the following form:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

[Series A Securities]

          This is one of the 9 1/4% Senior Subordinated Notes due 2007, Series A referred to in the within-mentioned Indenture.

                                   State Street Bank and Trust Company,
                                   as Trustee



                                   By:______________________________________
                                      Authorized Signer

[Series B Securities]

          This is one of the 9 1/4% Senior Subordinated Notes due 2007, Series B referred to in the within-mentioned Indenture.

                                   State Street Bank and Trust Company,
                                   as Trustee



                                   By:______________________________________
                                      Authorized Signer

     Section 205. Form of Guarantee of Each of the Guarantors.
                  -------------------------------------------

          The form of Guarantee shall be set forth on the Securities substantially as follows:

                                  GUARANTEES

          For value received, each of the undersigned hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Thirteen and Article Fourteen of the Indenture. These Guarantees will not become effective until the Trustee duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. The Indebtedness evidenced by these Guarantees are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture), whether outstanding on the date of the Indenture or thereafter, and the Guarantees are issued subject to such provisions.

Dated:

                                        IMAGE INDUSTRIES, INC.


                                        By:_________________________________
                                             Name:
                                             Title:

Attest:_________________________

       Name:
       Title:

                                        KINNAIRD & FRANCKE INTERIORS, INC.
                                        KINNAIRD & FRANCKE DRAPERY CO., INC.
                                        FIRST QUALITY, INC.
                                        STEVE PETERSON INTERIORS &
                                           ASSOCIATES, INC.
                                        BAY AREA CARPETS, INC.
                                        CARPET WORLD, INC.
                                        RNA ENTERPRISES, INC.
                                        DUBOSE CARPETS & FLOORS, INC.
                                        RUGS N REMNANTS, INC.
                                        CARPET GALLERY, INC. (GEORGIA)
                                        LOSANTVILLE CARPET OUTLET, INC.
                                        AMERICAN CARPETS & INTERIORS, INC.
                                        CARPET COUNTRY, INC.
                                        CARPETMAX OF NEW MEXICO, INC.
                                        CARPETMAX ALABAMA CONTRACT, INC.


                                        By:_____________________________________
                                             Name: Herbert A. Biggers
                                             Title:  President

Attest:____________________
       Name:
       Title:

                                        MAXIM RETAIL GROUP, INC.



                                        By:_____________________________________
                                             Name:  Paul Renn
                                             Title: President


Attest:____________________
       Name:
       Title:

                                   INVESTOR MANAGEMENT, INC.
                                   TRI-R OF ORLANDO, INC.
                                   CARPETMAX OF PALM BEACH, INC.
                                   CREDITMAX CORP.
                                   CARPETMAX OF CHARLOTTE, INC.
                                   CLOUD CARPETS, INC.
                                   MAXIM EQUIPMENT LEASING
                                     COMPANY, INC.



                                   By:_____________________________________
                                        Name: A.J. Nassar
                                        Title:  President


Attest:____________________
       Name:
       Title:

                                   GCO, INC.
                                   GCO CARPET OUTLET, INC.
                                   BAILEY & ROBERTS CARPETMAX
                                     OF TENNESSEE, INC.


                                   By:_____________________________________
                                        Name: A.J. Nassar
                                        Title:  Chief Executive Officer

Attest:____________________
       Name:
       Title:

                                   CARPETMAX, L.P.
                                   By: The Maxim Group, Inc., as General Partner


                                   By:_____________________________________
                                        Name: A.J. Nassar
                                        Title:  President and Chief Executive
                                                Officer

     Section 206. Form of Option of Holder to Elect Purchase.
                  ------------------------------------------

          The form of Option of Holder to Elect Purchase Form shall be set forth on the Securities substantially as follows:

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to
Section 1013 or Section 1016, as applicable, of the Indenture, check the Box:
[   ].

          If you wish to have a portion of this Security (which has an original principal amount of $1,000 or an integral multiple thereof) purchased by the Company pursuant to Section 1013 or Section 1016 as applicable, of the Indenture, state the amount (in original principal amount):

                              $ _______________.

Date:  ___________________            Your Signature:  _____________________

                                      Taxpayer Identification No.: ____________

(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:  __________________________________


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                 ARTICLE THREE


                                THE SECURITIES

     Section 301. Title and Terms.
                  ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $100,000,000 in principal amount of Series A Securities and $100,000,000 in principal amount of Series B Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1013, 1016 or 1108.

          The Series A Securities shall be known and designated as the "9 1/4% Series A Senior Subordinated Notes due 2007, Series A" of the Company. The Stated Maturity of the Series A Securities shall be October 15, 2007, and the Series A Securities shall each bear interest at the rate of 9 1/4% per annum, as such interest rate may be adjusted as set forth in the Series A Security, from October 16, 1997, or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable semiannually on April 15 and October 15 in each year commencing April 15, 1998, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          The Series B Securities shall be known and designated as the "9 1/4% Series B Senior Subordinated Notes due 2007, Series B" of the Company. The Stated Maturity of the Series B Securities shall be October 15, 2007, and the Series B Securities shall each bear interest at the rate of 9 1/4% per annum, as such interest rate may be adjusted as set forth in the Series B Security, from their issuance date or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable semiannually on April 15 and October 15, in each year commencing April 15, 1998, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          The principal of and premium, if any, and interest on the Securities shall be payable (i) in respect of Securities held of record by the Depositary or its nominee in same day funds on or prior to the respective payment dates and
(ii) in respect of Securities held of record by Holders other than the Depositary or its nominee in same day funds at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that at the option of the Company payment of interest to Holders of record other than the Depositary may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The

Securities will be exchangeable and transferable at an office or agency of the Company in The City of New York maintained for such purposes.

          For all purposes hereunder, the Series A Securities and the Series B Securities will be treated as one class and are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

          The Securities shall be subject to repurchase by the Company pursuant to an Offer as provided in Section 1013.

          Holders shall have the right to require the Company to purchase their Securities, in whole or in part, in the event of a Change of Control pursuant to
Section 1016.

          The Securities shall be redeemable as provided in Article Eleven and in the Securities.

          The Indebtedness evidenced by the Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

          At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

     Section 302. Denominations.
                  -------------

          The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

     Section 303. Execution, Authentication, Delivery and Dating.
                  ----------------------------------------------

          The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee (with Guarantees endorsed thereon) for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Company or any Guarantor, pursuant to Article Eight, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Company or such Guarantor shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the

Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

     Section 304. Temporary Securities.
                  --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 305. Registration, Registration of Transfer and Exchange.
                  ---------------------------------------------------

          The Company shall cause the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may appoint one or more co-Security Registrars. At all reasonable times the Security Register shall be open for inspection by the Company.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

          Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in a Security shall be required to be reflected in a book entry.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, Securities of the same series which the Holder making the exchange is entitled to receive; provided that no exchange of Series A Securities for Series B Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Series A Securities exchanged for the Series B Securities shall be canceled.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer, or for exchange, repurchase or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, except in certain circumstances for any tax, assessment or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Sections 303, 304, 305, 308, 906, 1013, 1016 or 1108 not involving any transfer.

          Neither the Company nor the Security Registrar shall be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

          Every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 202, and to the restrictions set forth in this Section 305, and the Holder of each Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

          The restrictions imposed by this Section 305 upon the transferability of any particular Security shall cease and terminate on (a) the later of October 16, 1999 or two years after the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor of such Security) or (b) (if earlier) if and when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 or Rule 904 under the Securities Act (or any successor provision), unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provisions). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provision of this Section 305 (accompanied, in the event that such restrictions on transfer have terminated pursuant to Rule 144 or Rule 904 (or any successor provision), by an Opinion of Counsel satisfactory to the Company and the Trustee, to the effect that the transfer of such Security has been made in compliance with Rule 144 or Rule 904 (or any such successor provision)), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the Private Placement Legend. The Company shall inform the Trustee of the effective date of any Registration Statement registering the Securities under the Securities Act no later than two Business Days after such effective date.

          Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any U.S. Global Security, whether pursuant to this Section 305, Section 304, 308, 906 or 1108 or otherwise, shall also be a U.S. Global Security and bear the legend specified in Section 202.

     Section 306. Book-Entry Provisions for Global Securities.
                  -------------------------------------------

          (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (b) Transfers of each Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in each Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307. Beneficial owners of interests in the Rule 144A Global Securities and Series B Global Securities may obtain Securities in certificated form (the "Physical Securities") in exchange for their beneficial interests in the Rule 144A Global Securities or Series B Global Securities, as applicable, upon request in accordance with the Depositary's and the Security Registrar's procedures. In connection with the execution, authentication and delivery of such Physical Securities, the Security Registrar shall reflect on Appendix A to the relevant Global Security a decrease in the principal amount of such Global Security equal to the principal amount of such Physical Securities and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities having an equal aggregate principal amount. In addition, Physical Securities shall be issued to all beneficial owners in exchange for their beneficial interests in any Global Security if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary.

          (c) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (b) of this Section to beneficial owners who are required to hold Physical Securities, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

          (d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security an equal aggregate principal amount of Physical Securities of authorized denominations.

          (e) Any Physical Security constituting a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act delivered in exchange for an interest in a Global Security pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by Section 307, bear the Private Placement Legend.

          (f) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     Section 307. Special Transfer Provisions.
                  ---------------------------

          Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for a Series B Security in connection with the Exchange Offer, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a)  Transfers to QIBs.  The following provisions shall apply with
               -----------------
respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

               (i) the Security Registrar shall register the transfer of any Initial Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date and such transfer can otherwise lawfully be made under the Securities Act without registering such Initial Security thereunder or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to the transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

               (ii) If the proposed transferee is an Agent Member, and the Initial Security to be transferred consists of Physical Securities which after transfer are to be evidenced by an interest in the Rule 144A Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on Appendix A to the Rule 144A Global Security the date and an increase in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Security so transferred.

               (iii) If the proposed transferor is an Agent Member seeking to transfer an interest in a Global Security, upon receipt by the Security Registrar of written instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall register the transfer and reflect (A) on Appendix A to Global Security from which interests are to be transferred the date and a decrease in the principal amount of the Global Security from which interests are to be transferred in an amount equal to the principal amount of the Securities to be transferred and (B) on Appendix A to the Rule 144A Global Security the date and an increase in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the Global Security to be transferred.

          (b)  Transfers to Non-U.S. Persons.  The following provisions shall
               -----------------------------
apply with respect to any transfer of an Initial Security to a Non-U.S. Person:

               (i) Prior to November 26, 1997, an owner of a beneficial interest in the Regulation S Global Security may not transfer such interest to a transferee that is a U.S. Person or for the account or benefit of a U.S. Person within the meaning of Rule 902(o) under the Securities Act. During such time, all beneficial interests in the Regulation S Global Security shall be transferred only through Cedel or Euroclear, either directly if the transferor and transferee are participants in such system, or indirectly through organizations that are participants.

               (ii) The Security Registrar shall register the transfer of any Initial Security, whether or not such Security bears the Private Placement Legend, if (x) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit B hereto or (y) the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit C hereto.

               (iii) If the proposed transferee is an Agent Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Regulation S Global Security, upon receipt by the Security Registrar of (x) written instructions given in accordance with the Depositary's and the Security Registrar's procedures and (y) the appropriate certificate required by clause (y) of paragraph (ii) above, together with any required legal opinions and certifications, the Security Registrar shall register the transfer and reflect on Appendix A to the Regulation S Global Security the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

               (iv) If the proposed transferor is an Agent Member seeking to transfer an interest in a Global Security, upon receipt by the Security Registrar of (x) written instructions given in accordance with the Depositary's and the Security Registrar's procedures and (y) the appropriate certificate required by clause (y) of paragraph (ii) above, together with any required legal opinions and certificates, the Security Registrar shall register the transfer and reflect (A) on Appendix A to the Global Security from which interests are to be transferred the date and a decrease in the principal amount of the Global Security from which such interests are to be transferred in an amount equal to the principal amount of the Securities to be transferred and (B) on Appendix A to the Regulation S Global Security the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the Global Security to be transferred.

          (c)  Private Placement Legend.  Upon the registration of transfer,
               ------------------------
exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend.

Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d)  General.  By its acceptance of any Security bearing the Private
               -------
Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section
307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

          In the event that Regulation S is amended during the term of this Indenture to alter the applicable holding period, all reference in this Indenture to a holding period for Non-U.S. Persons will be deemed to include such amendment.

     Section 308. Mutilated, Destroyed, Lost and Stolen Securities.
                  ------------------------------------------------

          If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, any Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and the Guarantors shall execute and upon a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company or any Guarantor in its discretion may, instead of issuing a replacement Security, pay such Security.

          Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 309. Payment of Interest; Interest Rights Preserved.
                  ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment. Payment of interest will be made (i) in respect of Securities held by the Depositary or its nominee, in same day funds on or prior to the respective Interest Payment Dates and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee, in same day funds at the office of the Trustee in New York, New York or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 1002; provided, however, that, at the option of the Company, interest on any Security held of record by Holders other than the Depositary or its nominee may be paid by mailing checks to the addresses of the Holders thereof as such addresses appear in the Security Register.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 309, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 310.   CUSIP Numbers.
                    -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further, however, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

     Section 311. Persons Deemed Owners.
                  ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 309) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

     Section 312. Cancellation.
                  ------------

          All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 312, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a Company Order received by the Trustee prior to such destruction, the Company shall direct that the canceled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

     Section 313. Computation of Interest.
                  -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                                 ARTICLE FOUR


                      DEFEASANCE AND COVENANT DEFEASANCE

     Section 401. Company's Option to Effect Defeasance or Covenant Defeasance.
                  ------------------------------------------------------------

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or Section 403 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

     Section 402. Defeasance and Discharge.
                  ------------------------

          Upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company, each Guarantor and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in
Section 404 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company, each Guarantor and any other obligor upon the Securities shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 304, 305, 308, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 607, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities.

     Section 403. Covenant Defeasance.
                  -------------------

          Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections 1005 through 1020, inclusive, and the provisions of clause (iii) of Section 801(a), with respect to the Defeased

Securities on and after the date the conditions set forth in Section 404 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 501(c), (d) or (g), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

     Section 404. Conditions to Defeasance or Covenant Defeasance.
                  -----------------------------------------------

          The following shall be the conditions to application of either Section 402 or Section 403 to the Defeased Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on, the Defeased Securities, on the Stated Maturity of such principal or interest (or on any date after October 15, 2002 (such date being referred to as the "Defeasance Redemption Date") if at or prior to electing to exercise either its option applicable to Section 402 or its option applicable to Section 403, the Company has delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Securities on the Defeasance Redemption Date). For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of

America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

          (2) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (3) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

          (4) No Default or Event of Default (other than a Default or Event of Default under this Indenture resulting from the borrowing of funds to be applied to such deposit) shall have occurred and be continuing on the date of such deposit or insofar as Section 501(h) or (i) is concerned, at any time during the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be satisfied until the expiration of such period);

          (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest for purposes of the Trust Indenture Act with respect to any other securities of the Company or any Guarantor;

          (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company, any Guarantor or any Subsidiary is a party or by which it is bound;

          (7) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

          (8) The Company shall have delivered to the Trustee an Opinion of Independent Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

          (9) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others;

          (10) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

          (11) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with.

          Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

     Section 405. Deposited Money and U.S. Government Obligations to Be Held in
                  -------------------------------------------------------------
Trust; Other Miscellaneous Provisions.
-------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 404 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Thirteen.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

          Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

     Section 406. Reinstatement.
                  -------------

          If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities and any Guarantor's obligations under any Guarantee shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.

                                 ARTICLE FIVE


                                   REMEDIES

     Section 501. Events of Default.
                  -----------------

          "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

          (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

          (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor under this Indenture or any Guarantee (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clause (a) or (b) or in clause (ii), (iii) or (iv) of this clause (c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities, which notice shall specify that it is a "notice of default" and shall demand that such a default be remedied; (ii) there shall be a default in the performance or breach of the provisions described in Article Eight herein; (iii) the Company shall have failed to make or consummate an Offer in accordance with the provisions of Section 1013 herein; or (iv) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 1016 herein;

          (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company, any Guarantor or any Restricted Subsidiary then has outstanding Indebtedness in excess of $5,000,000, individually or in the aggregate, and either (i) such default results from the failure to pay such Indebtedness at its stated final maturity or (ii) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness;

          (e) any Guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms except to the extent contemplated by this Indenture and any such Guarantee;

          (f) one or more judgments, orders or decrees for the payment of money in excess of $5,000,000, either individually or in the aggregate, shall be rendered against the Company, any Guarantor or any Restricted Subsidiary or any of their respective properties and shall not be discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

          (g) any holder or holders of at least $10,000,000 in aggregate principal amount of Indebtedness of the Company, any Guarantor or any Restricted Subsidiary after a default under such Indebtedness shall notify the Trustee of the intended sale or disposition of any assets of the Company, any Guarantor or any Subsidiary that have been pledged to or for the benefit of such holder or holders to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off), to retain in satisfaction of such Indebtedness or to collect on, seize, dispose of or apply in satisfaction of Indebtedness, assets of the Company, any Guarantor or any Restricted Subsidiary (including funds on deposit or held pursuant to lock-box and other similar arrangements);

          (h) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company, any Guarantor or any Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company, any Guarantor or any Significant Restricted Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Guarantor or any Significant Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, any Guarantor or any Significant Restricted Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

          (i) (i) the Company, any Guarantor or any Significant Restricted Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company, any Guarantor or any Significant Restricted Subsidiary consents to the entry of a decree or order for relief in respect of the Company, such Guarantor or such Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company, any Guarantor or any Significant Restricted Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company, any Guarantor or any Significant Restricted Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, any Guarantor or such Significant Restricted Subsidiary or of any substantial part of their respective properties, (2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due, or (v) the Company, any Guarantor or any Significant Restricted Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (i).

     Section 502. Acceleration of Maturity; Rescission and Annulment.
                  --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Sections 501(h) and (i)) shall occur and be continuing with respect to this Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified in clause (h) or (i) of Section 501 occurs with respect to the Company, any Guarantor or any Significant Restricted Subsidiary and is continuing, then all the Securities shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at his or her discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings.

          At any time after such declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

               (ii)  all overdue interest on all Outstanding Securities,

               (iii) the principal of and premium, if any, on any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at a rate borne by the Securities, and

               (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

          (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission and annulment shall affect any subsequent Default or impair any right consequent thereon.

     Section 503. Collection of Indebtedness and Suits for Enforcement by
                  -------------------------------------------------------
Trustee.
-------
          The Company and each Guarantor covenant that if

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of, premium, if any, on any Security at the Stated Maturity thereof,

the Company and such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Guarantee by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to
Section 512. No recovery of any such judgment upon any property of the Company or any Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

     Section 504. Trustee May File Proofs of Claim.
                  --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including any Guarantor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 505. Trustee May Enforce Claims without Possession of Securities.
                  -----------------------------------------------------------

          All rights of action and claims under this Indenture, the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 506. Application of Money Collected.
                  ------------------------------

          Subject to Articles Thirteen and Fourteen of this Indenture, any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
607;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

     Section 507. Limitation on Suits.
                  -------------------

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee an indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 15 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or any Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or any Guarantee, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

     Section 508. Unconditional Right of Holders to Receive Principal, Premium
                  ------------------------------------------------------------
and Interest.
------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 309) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, however, that such rights shall be subject to the subordination provisions contained in Articles Thirteen and Fourteen of this Indenture.

     Section 509. Restoration of Rights and Remedies.
                  ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, any Guarantor, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 510. Rights and Remedies Cumulative.
                  ------------------------------

          Except as otherwise provided in Section 308 with respect to the replacement or payment of multilated, destroyed, lost or stolen Securities, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 511. Delay or Omission Not Waiver.
                  ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 512. Control by Holders.
                  ------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 507) or any Guarantee, expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein; and

          (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 513. Waiver of Past Defaults.
                  -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except a Default

          (a) in the payment of the principal of, premium, if any, or interest on any Security; or

          (b) in respect of a covenant or a provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Security Outstanding affected by such modification or amendment.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 514. Undertaking for Costs.
                  ---------------------

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

     Section 515. Waiver of Stay, Extension or Usury Laws.
                  ---------------------------------------

          Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 516. Remedies Subject to Applicable Law.
                  ----------------------------------

          All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                  ARTICLE SIX


                                  THE TRUSTEE

     Section 601. Duties of Trustee.
                  -----------------

          Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

          (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

          (b)  except during the continuance of a Default or an Event of
Default:

               (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

               (2) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

          (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1)  this Subsection (c) does not limit the effect of Subsection
          (b) of this Section 601;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture;

          (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

          (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections
(a), (b), (c) and (d) of this Section 601;  and

          (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

   Section 602. Notice of Defaults.
                ------------------

          Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other Persons entitled to receive reports pursuant to
Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

   Section 603. Certain Rights of Trustee.
                -------------------------

          Subject to the provisions of Section 601 hereof and Trust Indenture Act Sections 315(a) through 315(d):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate; and

          (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

   Section 604. Trustee Not Responsible for Recitals, Dispositions of Securities
                ----------------------------------------------------------------
or Application of Proceeds Thereof.
----------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 supplied to the Company are or will be true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof nor shall the Trustee be responsible for any statement in any registration statement for the Securities under the Securities Act or responsible for the determination as to which beneficial owners are entitled to receive notices hereunder.

   Section 605. Trustee and Agents May Hold Securities; Collections; etc.
                ---------------------------------------------------------

          The Trustee, any Authenticating Agent, any Paying Agent, Security Registrar or any other agent of the Company, or any Guarantor in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent and, subject to Sections 608 and 613 hereof and Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company or any Guarantor and receive, collect, hold and retain collections from the Company or any Guarantor with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

   Section 606. Money Held in Trust.
                -------------------

          All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Articles Four, Eleven and Twelve and Sections 1013 and 1016, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Temporary Cash Investments in accordance with the written directions of the Company.

   Section 607. Compensation and Indemnification of Trustee and Its Prior Claim.
                ---------------------------------------------------------------

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided herein, the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Company also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 607 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this
Section 607 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee. The Company shall have the right to defend any claim or threatened claim asserted against an indemnitee for which it may seek indemnity, and the indemnitee shall cooperate in the defense unless, in the reasonable opinion of the indemnitee's counsel, the indemnitee has an interest materially adverse to the Company or any Guarantor or a potential conflict of interest exists between the indemnitee and the Company or any Guarantor, in which case the indemnitee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company shall only be responsible for the reasonable fees and expenses of one law firm (in addition to local counsel, to the extent such local counsel is reasonably required) arising out of the same general allegations or circumstances, such law firm to be designated by the indemnitee and reasonably acceptable to the Company.

   Section 608. Conflicting Interests.
                ---------------------

          The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

   Section 609. Trustee Eligibility.
                -------------------

          There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a)(5) and which shall have a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

   Section 610. Resignation and Removal; Appointment of Successor Trustee.
                ---------------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 611.

          (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice or resignation, the Company shall promptly appoint a successor trustee, a copy of such appointment which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

          (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d) If at any time:

              (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months,

              (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

   Section 611. Acceptance of Appointment by Successor.
                --------------------------------------

          Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

          No successor trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609.

          Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section
610. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

   Section 612. Merger, Conversion, Consolidation or Succession to Business.
                -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

   Section 613. Preferential Collection of Claims Against Company.
                -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

   Section 614. Appointment of Authenticating Agent.
                -----------------------------------

   The Trustee may appoint an Authenticating Agent or Agents acceptable to and at the expense of the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 308, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company or the Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment under this Section shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible to act as such under the provisions of this Section.

          Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate Securities when presented to it in connection with the original issuance and with exchanges, registrations of transfer or redemptions or conversions thereof or pursuant to Section 306; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.

                              STATE STREET BANK AND
                                TRUST COMPANY, As Trustee

                              By:  _________________________________

                              [Name of Authenticating Agent]

                              ______________________________________

                              As Authenticating Agent

                              By:  _________________________________

                                    Authorized Officer

                                 ARTICLE SEVEN


               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   Section 701. Company to Furnish Trustee Names and Addresses of Holders.
                ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

   Section 702. Disclosure of Names and Addresses of Holders.
                --------------------------------------------

          Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

   Section 703. Reports by Trustee.
                ------------------

          (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act
Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

          (b) A copy of each report transmitted to Holders pursuant to this
Section 703 shall, at the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange.

   Section 704. Reports by Company and Guarantors.
                ---------------------------------

          The Company, and each Guarantor, as the case may be, shall:

          (a) file with the Trustee, within 15 days after the Company or any Guarantor, as the case may be, is required (subject to all applicable extensions and provisions for incorporation by reference) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a Consolidated basis in conformity with generally accepted accounting principles then in effect, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and, to the extent permitted by law, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

          (c) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company or any Guarantor, as the case may be, pursuant to Section 1019 hereunder and subsections (a) and (b) of this Section as are required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   Section 801. Company and Guarantors May Consolidate, etc., Only on Certain
                -------------------------------------------------------------
Terms.
-----

          (a) The Company will not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

               (i) either (a) the Company will be the continuing corporation or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form satisfactory to the Trustee, all the obligations of the Company under the Securities and hereunder, and the Securities and this Indenture will remain in full force and effect as so supplemented;

               (ii) immediately before and immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing;

               (iii) immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), the Consolidated Net Worth of the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

               (iv) immediately before and immediately after giving effect to such transaction on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period for which financial statements are available ending immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor hereunder) could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 1008;

               (v) at the time of the transaction, each Guarantor, if any, unless it is the other party to the transactions described above, will have by supplemental indenture confirmed that its Guarantees shall apply to such Person's obligations hereunder and under the Securities;

               (vi) at the time of the transaction if any of the property or assets of the Company or any of its Restricted Subsidiaries would thereupon become subject to any Lien, the provisions of Section 1011 are complied with; and

               (vii) at the time of the transaction the Company or the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, transfer, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) Each Guarantor shall not, and the Company will not permit a Guarantor to, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person (other than the Company or any Restricted Subsidiary) or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any Person or group of affiliated Persons (other than the Company or any Restricted Subsidiary), or permit any of its Restricted Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Guarantor and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons (other than the Company or any Guarantor), unless at the time and after giving effect thereto:

               (i) either (1) the Guarantor will be the continuing corporation or (2) the Person (if other than the Guarantor) formed by such consolidation or into which such Guarantor is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Guarantor and its Subsidiaries on a Consolidated basis (the "Surviving Guarantor Entity") will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form satisfactory to the Trustee, all the obligations of such Guarantor under its Guarantee of the Securities and this Indenture, and such Guarantee will remain in full force and effect;

               (ii) immediately before and immediately after giving effect to such transaction, on a pro forma basis no Default or Event of Default shall have occurred and be continuing; and

               (iii) at the time of the transaction such Guarantor or the Surviving Guarantor Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with.

          Notwithstanding the foregoing, Section 801(b) shall not apply upon any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, a Guarantor in accordance with Section 1014(c) herein.

   Section 802. Successor Substituted.
                ---------------------

          Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture, in the Securities and/or the Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein, in the Securities and/or in the Guarantee, as the case may be. When a successor (other than a successor that is an Affiliate of the Company) assumes all the obligations of its predecessor under this Indenture, the Securities or a Guarantee, as the case may be, the predecessor shall be released from those obligations and covenants hereof and the Securities; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities or a Guarantee, as the case may be.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

   Section 901. Supplemental Indentures and Agreements without Consent of
                ---------------------------------------------------------
Holders.
-------

          Without the consent of any Holders, the Company, the Guarantors, if any, and any other obligor upon the Securities when authorized by appropriate corporate action, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company, any Guarantor or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Company or such Guarantor or obligor herein and in the Securities and in any Guarantee in accordance with Article Eight;

          (b) to add to the covenants of the Company, any Guarantor or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power conferred upon the Company or any Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in any Guarantee;

          (c) to cure any ambiguity, or to correct or supplement any provision herein or in any supplemental indenture, the Securities or any Guarantee which may be defective or inconsistent with any other provision herein or in the Securities or any Guarantee or to make any other provisions with respect to matters or questions arising under this Indenture, the Securities or the Guarantees; provided that, in each case, such provisions shall not adversely affect the interest of the Holders;

          (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

          (e) to add a Guarantor pursuant to the requirements of Section 1014;

          (f) to evidence and provide the acceptance of the appointment of a successor trustee hereunder; or

          (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's or any Guarantor's Indenture Obligations, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise.

   Section 902. Supplemental Indentures and Agreements with Consent of Holders.
                --------------------------------------------------------------

          In addition to the circumstances permitted by Section 901, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, each Guarantor, if any, and the Trustee, the Company and each Guarantor (if a party thereto) when authorized by Board Resolutions, and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or any Guarantee (including but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee) or (ii) waive compliance with any provision in this Indenture, the Securities or any Guarantee (other than waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by Section 1022); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, or change to an earlier date any redemption date of, or waive a default in the payment of the principal or interest on, any such Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (b) amend, change or modify the obligation of the Company to make and consummate an offer with respect to any Asset Sale or Asset Sales in accordance with Section 1013 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with
Section 1016, including, in each case, amending, changing or modifying any definitions relating thereto;

          (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

          (d) modify any of the provisions of this Section 902, Section 513 or 1022, except to increase the percentage of such Outstanding Securities required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security affected thereby;

          (e) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations hereunder; or

          (f) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities or any Guarantee in any manner adverse to the Holders or the holders of any Guarantee.

          Upon the written request of the Company and each Guarantor, if any, accompanied by a copy of Board Resolutions authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

          It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

   Section 903. Execution of Supplemental Indentures and Agreements.
                ---------------------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument (a) is authorized or permitted by this Indenture and (b) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Company, any Guarantor or any other Restricted Subsidiary. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

   Section 904. Effect of Supplemental Indentures.
                ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

   Section 905. Conformity with Trust Indenture Act.
                -----------------------------------

          Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

   Section 906. Reference in Securities to Supplemental Indentures.
                --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

   Section 907. Notice of Supplemental Indentures.
                ---------------------------------

          Promptly after the execution by the Company, any Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture; provided, however, that the failure of the Company to transmit such notice to such Holders shall not in any way impair or affect the validity of such supplemental indenture.

   Section 908. Revocation and Effects of Consents.
                ----------------------------------

          Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same Indebtedness as the consenting Holder's Security, even if a notation of the consent is not made on any Security. However, any such Holder, or subsequent Holder, may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver shall become effective in accordance with its terms and thereafter bind every Holder.

   Section 909. Effect on Senior Indebtedness.
                -----------------------------

          No supplemental indenture shall adversely affect the rights under Article Thirteen or Article Fourteen of any holder of Senior Indebtedness unless the requisite holders of such issue of Senior Indebtedness affected thereby shall have consented in writing to such supplemental indenture.

                                  ARTICLE TEN

                                   COVENANTS

   Section 1001.  Payment of Principal, Premium and Interest.
                  ------------------------------------------

          The Company shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

   Section 1002.  Maintenance of Office or Agency.
                  -------------------------------

          The Company shall maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the agent of the Trustee and the Company hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          The Trustee shall initially act as Paying Agent for the Securities.

   Section 1003.  Money for Security Payments to Be Held in Trust.
                  -----------------------------------------------

          If the Company or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If the Company or any of its Affiliates is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The
                                                          --------------     ---
Wall Street Journal (national edition), and mail to each such Holder, notice
-------------------
that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

   Section 1004.  Corporate Existence.
                  -------------------

          Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Restricted Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Restricted Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its assets in compliance with the terms of this Indenture.

   Section 1005.  Payment of Taxes and Other Claims.
                  ---------------------------------

          The Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries shown to be due on any return of the Company or any of its Restricted Subsidiaries or otherwise assessed or upon the income, profits or property of the Company or any of its Restricted Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform any of their obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a

Lien upon the property of the Company or any of its Restricted Subsidiaries, except for any Lien permitted to be incurred under Section 1011, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform any of their obligations hereunder; provided, however, that the Company and the Guarantors shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

   Section 1006.  Maintenance of Properties.
                  -------------------------

          The Company shall cause all material properties owned by the Company and any of its Restricted Subsidiaries or used or held for use in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries and not reasonably expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

   Section 1007.  Insurance.
                  ---------

          The Company shall at all times keep all of its and its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties engaged in similar operations in the same general geographic areas in which the Company and its Restricted Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Restricted Subsidiaries, taken as a whole, provided that
                                                               --------
such insurance is generally available at commercially reasonable rates, and further provided that the Company may self-insure, or insure through captive
        --------
insurers or insurance cooperatives to the extent consistent with prudent business practices.

Such insurance shall be in such amounts, contain such terms, be in such forms and be for such periods as are customary in the Company's industry and commercially reasonable. Such insurance may be subject to such deductibles as are customary in the industry.

   Section 1008.  Limitation on Indebtedness.
                  --------------------------

          (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, create, issue, incur, assume, guarantee or otherwise in any manner become directly or indirectly liable for the payment of or otherwise incur (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), unless such Indebtedness is incurred by the Company or a Guarantor or constitutes Acquired Indebtedness of a Restricted Subsidiary (which is not a Guarantor) and, in each case, the Company's Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters for which financial statements are available immediately preceding the incurrence of such Indebtedness taken as one period (and after giving pro forma effect to (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including the refinancing of other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, on the first day of such applicable period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of such applicable period as if such Indebtedness was incurred, repaid or retired at the beginning of such applicable period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such applicable period); (iii) in the case of Acquired Indebtedness or any acquisition occurring at the time of the incurrence of such Indebtedness, the related acquisition, assuming such acquisition had been consummated on the first day of such applicable period; and (iv) any acquisition or disposition by the Company and its Restricted Subsidiaries of any company or any business or any assets out of the ordinary course of business, whether by merger, stock purchase or sale or asset purchase or sale, or any related repayment of Indebtedness, in each case since the first day of such applicable period, assuming such acquisition or disposition had been consummated on the first day of such applicable period) is at least equal to or greater than 2.00 to 1.

          (b) Notwithstanding the foregoing, the Company and, to the extent specifically set forth below, the Restricted Subsidiaries may incur each and all of the following (collectively, the "Permitted Indebtedness"):

          (i) Indebtedness of the Company or any Guarantor under the Credit Facility and under any revolving credit facility or bank term loans in an aggregate principal amount at any one time outstanding not to exceed $115 million;

          (ii) Indebtedness of the Company pursuant to the Securities and Indebtedness of any Guarantor pursuant to a Guarantee of the Securities;

          (iii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the date of this Indenture and listed on Schedule I hereto;

          (iv) Indebtedness of the Company owing to a Restricted Subsidiary; provided that any Indebtedness of the Company owing to a Restricted Subsidiary is made pursuant to an intercompany note in the form of Exhibit A hereto and is unsecured and subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities; provided, further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company not permitted by this clause (iv);

          (v) Indebtedness of a Wholly Owned Restricted Subsidiary owing to the Company or any Guarantor; provided that any such Indebtedness is made pursuant to an intercompany note in the form of Exhibit A hereto; provided, further, that (a) any disposition, pledge or transfer of any such Indebtedness to a Person (other than the Company or a Guarantor) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (v), and (b) any transaction pursuant to which any Wholly Owned Restricted Subsidiary, which has Indebtedness owing to the Company or any Guarantor, ceases to be a Wholly Owned Restricted Subsidiary shall be deemed to be the incurrence of Indebtedness by such Wholly Owned Restricted Subsidiary that is not permitted by this clause (v);

          (vi) guarantees of any Restricted Subsidiary made in accordance with the provisions of Section 1014 of this Indenture;

          (vii) obligations of the Company entered into in the ordinary course of business (a) pursuant to Interest Rate Agreements designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary as long as such obligations do not exceed the aggregate principal amount of such Indebtedness then outstanding, (b) under any Currency Hedging Arrangements, which if related to Indebtedness do not increase the amount of such Indebtedness other than as a result of currency price fluctuations, or (c) under any Commodity Price Protection Agreements, which if related to Indebtedness do not increase the amount of such Indebtedness other than as a result of commodity price fluctuations;

          (viii) Indebtedness of the Company or any Guarantor represented by Capital Lease Obligations or Purchase Money Obligations or other Indebtedness incurred or assumed in connection with the acquisition or development of real or personal, movable or immovable, property in each case incurred for the purpose of financing or refinancing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Company or such Guarantor, in an aggregate principal amount pursuant to this clause (viii) not to exceed $10 million outstanding at any time;

          (ix) (a) letters of credit (other than the Special Purpose Letter of Credit) in the ordinary course of business in the aggregate amount of $15 million at any one time outstanding to the extent that such letters of credit are not drawn upon or, to the extent drawn upon, such drawings are fully reimbursed by the Company within 10 business days from the receipt by the Company of a demand for reimbursement thereof (collectively "Undrawn Letters of Credit") and (b) letters of credit (other than the Special Purpose Letter of Credit and Undrawn Letters of Credit) and banker's acceptances in the ordinary course of business in the aggregate amount of $5 million at any one time outstanding;

          (x) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (ii) and (iii) above, including any successive refinancings so long as the aggregate principal amount of Indebtedness represented thereby (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) is not increased by such refinancing plus the lesser of (1) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (2) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company or a Restricted Subsidiary incurred in connection such refinancing and (A) in the case of any refinancing of Subordinated Indebtedness, such new Subordinated Indebtedness is (I) made subordinated to the Securities at least to the same extent as the Subordinated Indebtedness being refinanced, (II) has an Average Life to Stated Maturity greater than the lesser of (x) the remaining Average Life to Stated Maturity of the Subordinated Indebtedness being refinanced or (y) the remaining Average Life to Stated Maturity of the Notes, and (III) has a Stated Maturity for its final scheduled principal payment later than the earlier of (x) the Stated Maturity for the final scheduled principal payment of the Subordinated Debt being refinanced or (y) the Stated Maturity for the final scheduled principal payment of the Notes, and (B) in the case of Pari Passu Indebtedness, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Pari Passu Indebtedness; and

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         (xi)  Indebtedness of the Company or any Guarantor in addition to that described in clauses (i) through (x) above, and any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, so long as the aggregate principal amount of all Indebtedness pursuant to this clause (xi) shall not exceed in the aggregate $25 million at any one time outstanding.

   Section 1009.  Limitation on Restricted Payments.
                  ---------------------------------

(a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

         (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable solely in its shares of Qualified Capital Stock or in options, warrants or other rights to acquire shares of such Qualified Capital Stock);
         (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, the Company's Capital Stock or any Capital Stock of any Affiliate of the Company (other than Capital Stock of any Wholly Owned Restricted Subsidiary) or options, warrants or other rights to acquire such Capital Stock;

         (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Indebtedness;

         (iv) declare or pay any dividend or distribution on any Capital Stock of any Restricted Subsidiary to any Person (other than (a) to the Company or any of its Wholly Owned Restricted Subsidiaries or (b) to all holders of Capital Stock of such Restricted Subsidiary on a pro rata basis); or

         (v) make any Investment in any Person (other than any Permitted Investments)

(any of the foregoing actions described in clauses (i) through (v), other than any such action that is a Permitted Payment (as defined below), collectively, "Restricted Payments") (the amount of any such Restricted Payment, if other than cash, shall be determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), unless
(1) immediately before and immediately after giving effect to such proposed Restricted Payment on a pro forma

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

basis, no Default or Event of Default shall have occurred and be continuing and such Restricted Payment shall not be an event which is, or after notice or lapse of time or both, would be, an "event of default" under the terms of any Indebtedness of the Company or its Restricted Subsidiaries; (2) immediately before and immediately after giving effect to such Restricted Payment on a pro forma basis, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions described in Section 1008 hereof; and (3) after giving effect to the proposed Restricted Payment, the aggregate amount of all such Restricted Payments declared or made after the date hereof, does not exceed the sum of:

   (A)    $3.0 million;

   (B) 50% of the aggregate cumulative Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the fiscal quarter beginning after the date of this Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss);

   (C) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company from the issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth below in clause (ii) or (iii) of paragraph (b) below);

   (D) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company (other than from any of its Restricted Subsidiaries) upon the exercise of any options, warrants or rights to purchase Qualified Capital Stock of the Company;

   (E) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company from the conversion or exchange, if any, of debt securities or Redeemable Capital Stock of the Company or its Subsidiaries into or for Qualified Capital Stock of the Company plus, to the extent such debt securities or Redeemable Capital Stock were issued after the date of this Indenture, the aggregate of Net Cash Proceeds from their original issuance; and

   (F) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the date of this Indenture, an amount which

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

          was treated as a Restricted Payment made after the date of the Indenture (to the extent not included in Consolidated Net Income) equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of disposition of such Investment.

          (b) Notwithstanding the foregoing, and in the case of clauses (ii) through (vii) below, so long as there is no Default or Event of Default continuing, the foregoing provisions shall not prohibit the following actions (each of clauses (i) through (v) being referred to as a "Permitted Payment"):

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment was permitted by the provisions of paragraph (a) of this Section and such payment shall have been deemed to have been paid on such date of declaration and shall not have been deemed a "Permitted Payment" for purposes of the calculation required by paragraph (a) of this Section;

          (ii) the repurchase, redemption, or other acquisition or retirement of any shares of any class of Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of a substantially concurrent issue and sale for cash (other than to a Subsidiary) of, other shares of Qualified Capital Stock of the Company; provided that such Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause
                 (3)(C) of paragraph (a) of this Section;

          (iii) the repurchase, redemption, defeasance, retirement or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or in an amount not in excess of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Capital Stock of the Company, provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(C) of paragraph (a) of this Section;

          (iv) the repurchase, redemption, defeasance, retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a

               "refinancing") through the substantially concurrent issuance of new Subordinated Indebtedness of the Company, provided that any such new Subordinated Indebtedness (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Subordinated Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Subordinated Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated Maturity greater than the lesser of (x) the remaining Average Life to Stated Maturity of the Subordinated Indebtedness being refinanced or (y) the remaining Average Life to Stated Maturity of the Securities;
               (3) has a Stated Maturity for its final scheduled principal payment later than the earlier of (x) the Stated Maturity for the final scheduled principal payment of the Subordinated Indebtedness being refinanced or (y) the Stated Maturity for the final scheduled principal payment of the Securities; and (4) is expressly subordinated in right of payment to the Securities at least to the same extent as the Subordinated Indebtedness to be refinanced;

     (v) repurchases of Capital Stock (or warrants or options convertible into or exchangeable for such Capital Stock) deemed to occur upon exercise of stock options to the extent that shares of such Capital Stock (or warrants or options convertible into or exchangeable for such Capital Stock) represents a portion of the exercise price of such options;

     (vi) the repurchase of any Subordinated Indebtedness of the Company or any Guarantor at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness in the event of a Change of Control (as defined below) pursuant to a provision similar to Section 1016 hereof; provided that prior to or simultaneously with such repurchase, the Company has made the Change of Control Offer as provided in such covenant and has repurchased all Securities validly tendered for payment in connection with such Change of Control Offer; and

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

        (vii) the repurchase of any Subordinated Indebtedness of the Company or any Guarantor, at a purchase price not greater than 100% of the principal amount of such Indebtedness in the event of an Asset Sale pursuant to a provision similar to Section 1013 hereof; provided that prior to such repurchase the Company has made an Offer to purchase the Securities as provided in such covenant and has repurchased all Securities validly tendered for payment in connection with such Offer.

   Section 1010.  Limitation on Transactions with Affiliates.
                  ------------------------------------------

        The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than the Company or a Wholly Owned Restricted Subsidiary) unless such transaction or series of related transactions is entered into in good faith and in writing and (a) such transaction is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party, (b) with respect to any transaction or series of related transactions involving aggregate value in excess of $5,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (a) above and
(c) with respect to any transaction or series of related transactions involving aggregate payments in excess of $10,000,000, either (i) such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Company, or in the event there is only one Disinterested Director, by such Disinterested Director, or (ii) the Company delivers to the Trustee a written opinion of an investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Company or such Restricted Subsidiary from a financial point of view; provided, however, that this provision shall not apply to any transaction with an officer or director of the Company entered into in the ordinary course of business (including compensation and employee benefit arrangements with any officer, director or employee of the Company, including under any stock option or stock incentive plans).

   Section 1011.  Limitation on Liens.
                  -------------------

        (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur or affirm any Lien of any kind securing any Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee

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

or other liability with respect thereto by any Restricted Subsidiary) upon any property or assets (including any intercompany notes) of the Company or any Subsidiary owned on the date of this Indenture or acquired after the date of this Indenture, or any income or profits therefrom, unless the Securities are directly secured equally and ratably with (or, in the case of Subordinated Indebtedness, prior or senior thereto, with the same relative priority as the Securities shall have with respect to such Subordinated Indebtedness) the obligation or liability secured by such Lien except for Liens (A) securing any Indebtedness which becomes Indebtedness pursuant to a transaction permitted under Article Eight hereof or securing Acquired Indebtedness which, in each case, were created prior to (and not created in connection with, or in contemplation of) the incurrence of such Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Restricted Subsidiary) and which Indebtedness is permitted under the provisions of Section 1008 hereof or (B) securing any Indebtedness incurred in connection with any refinancing, renewal, substitution or replacement of any such Indebtedness described in clause (A), so long as the aggregate principal amount of Indebtedness represented thereby is not increased by such refinancing by an amount greater than the lesser of (i) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or
(ii) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; provided, however, that in the case of clauses (A) and (B), any such Lien only extends to the assets that were subject to such Lien securing such Indebtedness prior to the related acquisition by the Company or its Restricted Subsidiaries.

          (b) Notwithstanding the foregoing, any Lien securing the Securities granted pursuant to clause (a) above shall be automatically and unconditionally released and discharged upon the release by the holders of the Pari Passu Indebtedness or Subordinated Indebtedness described in clause (a) above of their Lien on the property or assets of the Company or any Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as the holders of all such Pari Passu Indebtedness or Subordinated Indebtedness also release their Lien on the property or assets of the Company or such Restricted Subsidiary.

   Section 1012.  Limitation on Senior Subordinated Indebtedness.
                  ----------------------------------------------

          The Company will not, and will not permit any Guarantor to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinate in right of payment to any Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is also pari passu with the Securities or the Guarantee of such Guarantor or subordinate in right of payment to the Securities or such Guarantee at least to the same extent as the Securities or such Guarantee are subordinate in right of payment to Senior Indebtedness or Senior Indebtedness of such Guarantor, as the case may be.

   Section 1013.  Limitation on Sale of Assets.
                  ----------------------------

          (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 80% of the consideration from such Asset Sale is received in cash or Cash Equivalents and (ii) the Company or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets subject to such Asset Sale (as determined by the Board of Directors of the Company and evidenced in a Board Resolution). For the purposes of this covenant, "Cash Equivalents" means (x) the assumption of Indebtedness of the Company or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Sale, (y) Temporary Cash Investments, and (z) securities received by the Company or any Restricted Subsidiary from the transferee that are promptly converted by the Company or such Restricted Subsidiary into cash.

          (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness outstanding as required by the terms thereof, or the Company determines not to apply such Net Cash Proceeds to the permanent repayment of the Senior Indebtedness, or if no such Senior Indebtedness is outstanding then, the Company or a Subsidiary may, within 365 days of the Asset Sale invest the Net Cash Proceeds in capital expenditures, properties, inventories and other assets that (as determined by the Board of Directors of the Company) replace the properties and assets that were the subject of the Asset Sale or in capital expenditures, properties, inventories and other assets that will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of this Indenture or in businesses reasonably related thereto. The amount of such Net Cash Proceeds not used or invested as set forth in this paragraph constitutes "Excess Proceeds."

          (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000 or more, the Company will apply the Excess Proceeds to the repayment of the Securities and any other Pari Passu Indebtedness outstanding with similar provisions requiring the Company to make an offer to purchase such Indebtedness with the proceeds from any Asset Sale as follows: (A) the Company will make an offer to purchase (an "Offer") from all holders of the Securities in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Security Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum

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

of the outstanding principal amount of the Securities and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all Securities tendered) and (B) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Security Amount; provided that in no event will the Company be required to make a Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price for the Securities will be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Security Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased in a Pari Passu Offer is less than the Pari Passu Debt Amount, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Securities and Pari Passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis. Upon the completion of the purchase of all the Securities tendered pursuant to an Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

          (d) When the aggregate amount of Excess Proceeds exceeds $10,000,000, such Excess Proceeds will, prior to any purchase of Securities described in paragraph (c) above, be set aside by the Company in a separate account pending
(i) deposit with the depository or a paying agent of the amount required to purchase the Securities tendered in an Offer or Pari Passu Indebtedness tendered in a Pari Passu Offer, (ii) delivery by the Company of the Offered Price to the holders of the Securities tendered in an Offer or Pari Passu Indebtedness tendered in a Pari Passu Offer and (iii) application, as set forth above, of Excess Proceeds in the business of the Company and its Subsidiaries for general corporate purposes. Such Excess Proceeds may be invested in Temporary Cash Investments, provided that the maturity date of any such investment made after the amount of Excess Proceeds exceeds $10,000,000 shall not be later than the Offer Date. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Temporary Cash Investments; provided that the Company shall not withdraw such interest from the separate account if an Event of Default has occurred and is continuing.

          (e) If the Company becomes obligated to make an Offer pursuant to clause (c) above, the Securities and the Pari Passu Indebtedness shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of

$1,000, on a date that is not earlier than 45 days and not later than 60 days from the date the notice of the Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

          (f) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer.

          (g) Subject to paragraph (f) above, within 30 days after the date on which the amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall send or cause to be sent by first-class mail, postage prepaid, to the Trustee and to each Holder, at his address appearing in the Security Register, a notice stating or including:

               (1) that the Holder has the right to require the Company to repurchase, subject to proration, such Holder's Securities at the Offered Price;

               (2)  the Offer Date;

               (3) the instructions a Holder must follow in order to have his Securities purchased in accordance with paragraph (c) of this Section;

               (4) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports) (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required pursuant to Section 1020), (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such Reports, (iii) if material, appropriate pro forma financial information, and (iv) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Offer;

               (5)  the Offered Price;

               (6) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

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

               (7) that Securities must be surrendered prior to the Offer Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

               (8) that any Securities not tendered will continue to accrue interest and that unless the Company defaults in the payment of the Offered Price, any Security accepted for payment pursuant to the Offer shall cease to accrue interest on and after the Offer Date;

               (9)  the procedures for withdrawing a tender; and

               (10) that the Offered Price for any Security which has been properly tendered and not withdrawn and which has been accepted for payment pursuant to the Offer will be paid promptly following the Offered Date.

          (h) Holders electing to have Securities purchased hereunder will be required to surrender such Securities at the address specified in the notice on or prior to the Offer Date. Holders will be entitled to withdraw their election to have their Securities purchased pursuant to this Section 1013 if the Company receives, not later than the Offer Date, a telegram, telex, facsimile transmission or letter setting forth (1) the name of the Holder, (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which his election is to be withdrawn, (4) a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased, and (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original notice of the Offer and that has been or will be delivered for purchase by the Company.

          (i) The Company shall (i) not later than the Offer Date, accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) not later than 10:00 a.m. (New York time) on the Business Day following the Offer Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Offer Date) sufficient to pay the aggregate Offered Price of all the Securities or portions thereof which are to be purchased on that date and (iii) not later than 10:00 a.m. (New York time) on the Business Day following the Offer Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Offered Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. For purposes of this Section 1013, the Company shall choose a Paying Agent which shall not be the Company.

          Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offered Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Company with the Trustee in respect of an Offer exceeds the aggregate Offered Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, no later than the second Business Day following the Offer Date the Trustee shall return any such excess (including, without limitation, monies deposited with respect to an election which has been withdrawn in accordance with paragraph (h)) to the Company together with interest or dividends, if any, thereon.

          (j) Securities to be purchased shall, on the Offer Date, become due and payable at the Offered Price and from and after such date (unless the Company shall default in the payment of the Offered Price) such Securities shall cease to bear interest. Such Offered Price shall be paid to such Holder promptly following the later of the Offer Date and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Offered Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Offer Date shall be payable to the Person in whose name the Securities (or any Predecessor Securities) is registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309; provided, further, that Securities to be purchased are subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered for purchase, with such adjustments as may be appropriate by the Trustee so that only Securities in denominations of $1,000 or integral multiples thereof, shall be purchased. If any Security tendered for purchase shall not be so paid upon surrender thereof by deposit of funds with the Trustee or a Paying Agent in accordance with paragraph (h) above, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Offer Date at the rate borne by such Security. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Offer Date.

   Section 1014.  Limitation on Issuances of Guarantees of Indebtedness.
                  -----------------------------------------------------

          (a) The Company will not permit any Restricted Subsidiary, other than the Guarantors, directly or indirectly, to secure the payment of any Senior Indebtedness of the Company and the Company will not, and will not permit any Restricted Subsidiary to, pledge any intercompany notes representing obligations of any Restricted Subsidiary (other than the Guarantors) to secure the payment of any Senior Indebtedness unless in each case such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of payment of the Securities by such Restricted Subsidiary, which guarantee shall be on the same terms as the guarantee of the Senior Indebtedness (if a guarantee of Senior Indebtedness is granted by any such Restricted Subsidiary) except that the guarantee of the Securities need not be secured and shall be subordinated to the claims against such Restricted Subsidiary in respect of Senior Indebtedness to the same extent as the Securities are subordinated to Senior Indebtedness of the Company under this Indenture.

          (b) The Company will not permit any Restricted Subsidiary, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of the Securities, on the same terms as the guarantee of such Indebtedness except that (A) such guarantee need not be secured unless required pursuant to Section 1011 hereof, (B) if such Indebtedness is by its terms Senior Indebtedness, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be senior to such Restricted Subsidiary's Guarantee of the Securities to the same extent as such Senior Indebtedness is senior to the Securities and (C) if such Indebtedness is by its terms expressly subordinated to the Securities, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated to such Restricted Subsidiary's Guarantee of the Securities at least to the same extent as such Indebtedness is subordinated to the Securities.

          (c) Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it (and all Liens securing the same) shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted

Subsidiary, which transaction is in compliance with the terms of this Indenture and such Restricted Subsidiary is released from all guarantees, if any, by it of other Indebtedness of the Company or any Restricted Subsidiaries or (ii) (with respect to any Guarantees created after the date of this Indenture) the release by the holders of the Indebtedness of the Company described in clauses (a) and
(b) above of their security interest or their guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as (A) no other Indebtedness of the Company has been secured or guaranteed by such Restricted Subsidiary, as the case may be, or (B) the holders of all such other Indebtedness which is secured or guaranteed by such Restricted Subsidiary also release their security interest in, or guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness).

   Section 1015.  Restriction on Transfer of Assets.
                  ---------------------------------

      The Company and the Guarantors will not sell, convey, transfer or otherwise dispose of its assets or property to any of its Restricted Subsidiaries, except for sales, conveyances, transfers or other dispositions (a) made in the ordinary course of business or (b) to any Restricted Subsidiary if such Subsidiary is a Guarantor or simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of the payment of the Securities by such Restricted Subsidiary on a senior subordinated basis. For purposes of this provision any sale, conveyance, transfer, lease or other disposition of property or assets having a Fair Market Value in excess of
(a) $5,000,000 for any sale, conveyance, transfer or disposition or series of related sales, conveyances, transfers, leases or dispositions and (b) $10,000,000 in the aggregate for all such sales, conveyances, transfers, leases or dispositions in any fiscal year of the Company shall not be considered "in the ordinary course of business."

   Section 1016.  Purchase of Securities Upon a Change of Control.
                  -----------------------------------------------

          (a) If a Change of Control shall occur at any time, then each Holder of Securities shall have the right to require that the Company purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described below in this Section 1016 (the "Change of Control Offer") and in accordance with the other procedures set forth in subsections (b), (c), (d) and (e) of this Section 1016.

          (b) Within 30 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder of Securities by first-class mail, postage prepaid, at such Holder's address appearing in the Security Register, stating among other things:

               (1) that a Change of Control has occurred, the date of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

               (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

               (3) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company and any Guarantor pursuant to Section 1020), (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Change of Control Offer;

               (4) that the Change of Control Offer is being made pursuant to this Section 1016 and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

               (5) the Change of Control Purchase Date, which shall be a Business Day fixed by the Company which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

               (6) the Change of Control Purchase Price;

               (7) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

               (8) that Securities must be surrendered prior to the Change of Control Purchase Date to the Paying

          Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

               (9) that the Change of Control Purchase Price for any Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Offer Purchase Date;

               (10) the procedures that a Holder must follow to accept a Change of Control Offer or to withdraw such acceptance;

               (11) that any Security not tendered will continue to accrue interest; and

               (12) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date.

          (c) Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309. If any Security tendered for purchase in accordance with the provisions of this Section 1016 shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Purchase Notice on or prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

          (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 10:00 a.m. (New York time) on the Business Day following the Change of Control Purchase Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change of Control Purchase Date) sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and (iii) not later than 10:00 a.m. (New York time) on the Business Day following the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date. For purposes of this Section 1016, the Company shall choose a Paying Agent which shall not be the Company.

          (e) A tender made in response to a Change of Control Purchase Notice may be withdrawn if the Company receives, not later than one Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter, specifying, as applicable:

               (1)  the name of the Holder;

               (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

               (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

               (4) a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased; and

               (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original

          Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

          (f) Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause
(ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, no later than the second Business Day following the Change of Control Purchase Date the Trustee shall return any such excess (including, without limitation, monies deposited with respect to a tender withdrawn in accordance with the provisions of paragraph (e)) to the Company together with interest, if any, thereon.

          (g) The Company shall comply, to the extent applicable, with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

   Section 1017.  Limitation on Restricted Subsidiary Capital Stock.
                  -------------------------------------------------

          The Company will not permit (a) any Restricted Subsidiary of the Company to issue, sell or transfer any Capital Stock, except for (i) Capital Stock issued or sold to, held by or transferred to the Company or a Wholly Owned Restricted Subsidiary, and (ii) Capital Stock issued by a Person prior to the time (A) such Person becomes a Restricted Subsidiary, (B) such Person merges with or into a Restricted Subsidiary or (C) a Restricted Subsidiary merges with or into such Person; provided that such Capital Stock was not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclause (A), (B) or (C) or (b) any Person (other than the Company or a Wholly Owned Restricted Subsidiary) to acquire Capital Stock of any Restricted Subsidiary from the Company or any Wholly Owned Restricted Subsidiary except, in the case of clause (a) or (b), upon the acquisition of all the outstanding Capital Stock of such Restricted Subsidiary in accordance with the terms of this Indenture.

   Section 1018.  Limitation on Dividends and Other Payment Restrictions
                  ------------------------------------------------------
Affecting Restricted Subsidiaries.
---------------------------------

          The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause to become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distribution on its Capital Stock, (ii) pay any

Indebtedness owed to the Company or any other Restricted Subsidiary, (iii) make any Investment in the Company or any other Restricted Subsidiary or (iv) transfer any of its properties or assets to the Company or any other Restricted Subsidiary, except for: (a) any agreement in effect on the date of this Indenture and listed on Schedule II hereto; (b) any encumbrance or restriction, with respect to a Restricted Subsidiary that is not a Restricted Subsidiary of the Company on the date of this Indenture, in existence at the time such Person becomes a Restricted Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary; and
(c) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (a) and (b), or in this clause (c), provided that the terms and conditions of any such encumbrances or restrictions are no more restrictive in any material respect than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced.

   Section 1019.  Limitations on Unrestricted Subsidiaries.
                  ----------------------------------------

          The Company will not make, and will not permit its Restricted Subsidiaries to make, any Investment in Unrestricted Subsidiaries if, at the time thereof, the aggregate amount of such Investments would exceed the amount of Restricted Payments then permitted to be made pursuant to Section 1009 of this Indenture. Any Investments in Unrestricted Subsidiaries permitted to be made pursuant to this Section 1019 (i) will be treated as a Restricted Payment in calculating the amount of Restricted Payments made by the Company and (ii) may be made in cash or property.

   Section 1020.  Provision of Financial Statements.
                  ---------------------------------

          Whether or not the Company or any Guarantor is subject to Section 13(a) or 15(d) of the Exchange Act, the Company and such Guarantor will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company and such Guarantor would have been required to file with the Commission pursuant to such
Section 13(a) or 15(d) if the Company and such Guarantor were so subject, such documents to be filed with the Commission on or prior to the date (the "Required Filing Date") by which the Company and such Guarantor would have been required so to file such documents if the Company and such Guarantor were so subject.
The Company and such Guarantor will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company and such Guarantor would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company and such Guarantor were subject to either of such Sections and (y) if filing such documents by the

Company and such Guarantor with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's and such Guarantor's cost.

   Section 1021.  Statement by Officers as to Default.
                  -----------------------------------

          (a) The Company and the Guarantors will deliver to the Trustee, on or before a date not more than 60 days after the end of each fiscal quarter and not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company and each Guarantor, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company and such Guarantor, as to compliance herewith, including whether or not, after a review of the activities of the Company during such year or such quarter and of the Company's and each Guarantor's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, no Default or Event of Default exists, or if a Default exists, specifying the nature and status thereof and any actions being taken by the Company and the Guarantors with respect thereto.

          (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default the Company and the Guarantors shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Company and the Guarantors are taking or propose to take with respect thereto, within five Business Days of its occurrence.

   Section 1022.  Waiver of Certain Covenants.
                  ---------------------------

          The Company and the Guarantors may omit in any particular instance to comply with any covenant or condition set forth in Sections 1006 through 1012, 1014, 1015, and 1017 through 1020, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

   Section 1101.  Rights of Redemption.
                  --------------------

          (a) The Securities are subject to redemption at any time on or after October 15, 2002, at the option of the Company, in whole or in part, subject to the conditions, and at the Redemption Prices, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates and Special Payment Dates).

          (b) At any time prior to October 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 30% of the aggregate principal amount of Securities originally issued under this Indenture at a redemption price equal to 109.25% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date; provided that at least $70 million of the principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 60 days after the closing of the related Public Equity Offering and must consummate such redemption within 90 days of the closing of the Public Equity Offering.

   Section 1102.  Applicability of Article.
                  ------------------------

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven.

   Section 1103.  Election to Redeem; Notice to Trustee.
                  -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

   Section 1104.  Selection by Trustee of Securities to Be Redeemed.
                  -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 30 days prior to the

Redemption Date. The Trustee shall select the Securities or portions thereof to be redeemed pro rata or by lot. The amounts to be redeemed shall be equal to $1,000 or any integral multiple thereof.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

   Section 1105.  Notice of Redemption.
                  --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register. If the redemption is pursuant to Section 1101 (b) hereof, notice of redemption shall be mailed no later than 60 days after the closing of the related Public Equity Offering.

          All notices of redemption shall state:

          (a)   the Redemption Date;

          (b)   the Redemption Price;

          (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

          (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

          (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

          (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002 where such Securities are to be surrendered for payment of the Redemption Price;

          (h) subject to Section 310, the CUSIP number, if any, relating to such Securities; and

          (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1105.

          The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

   Section 1106.  Deposit of Redemption Price.
                  ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay timely the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. All money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company. For purposes of this Section 1106, the Company shall choose a Paying Agent which shall not be the Company.

   Section 1107.  Securities Payable on Redemption Date.
                  -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 309.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

   Section 1108.  Securities Redeemed or Purchased in Part.
                  ----------------------------------------

          Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

   Section 1201.  Satisfaction and Discharge of Indenture.
                  ---------------------------------------

          This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities as expressly provided for herein) as to all Outstanding Securities hereunder, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)  either

               (1) all the Securities theretofore authenticated and delivered (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 308 or (ii) all Securities for whose payment

          United States dollars have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (2) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and accrued interest on, such Securities at such Maturity, Stated Maturity or Redemption Date;

          (b) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and any Guarantor; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance reasonably satisfactory to the Trustee, each stating that (i) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company, any Guarantor or any Subsidiary is a party or by which the Company, any Guarantor or any Subsidiary is bound.

          Notwithstanding the satisfaction and discharge hereof, the obligations of the Company to the Trustee under Section 607 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause (2) of subsection (a) of this Section 1201, the obligations of the Trustee under
Section 1202 and the last paragraph of Section 1003 shall survive.

   Section 1202.  Application of Trust Money.
                  --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 1201 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                ARTICLE THIRTEEN

                          SUBORDINATION OF SECURITIES

   Section 1301.  Securities Subordinate to Senior Indebtedness.
                  ---------------------------------------------

          The Company covenants and agrees, and each Holder of a Security, by such Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on, the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of the Senior Indebtedness.

          This Article Thirteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions as provided herein.

   Section 1302.  Payment Over of Proceeds Upon Dissolution, etc.
                  -----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event:

          (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of Senior Indebtedness before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinated in right of payment to all Senior Indebtedness, that may be outstanding, at least to the extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article ("Permitted Junior Securities")) on account of the principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Securities (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 and 403 of this Indenture); and

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), in respect of principal, premium, if any, and interest on the Securities or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Securities (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to Sections 402 and 403 of this Indenture) before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payments or distributions of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness; and

          (4) the Trustee shall execute and deliver to any Senior Representative all such further instruments as shall be reasonably requested confirming the subordination of the Securities pursuant to this Article Thirteen.

          The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, agrees to be bound by the subordination provisions contained in Article Thirteen of this Indenture and each of the conditions set forth in Section 801 (as in effect on the date hereof) shall have been satisfied in full.

   Section 1303.  Suspension of Payment When Designated Senior Indebtedness in
                  ------------------------------------------------------------
Default.
-------

          (a) Unless Section 1302 shall be applicable, upon the occurrence and during the continuance of any default in the payment of any principal of, premium, if any, or interest on, or any other obligation owing in respect of, any Designated Senior Indebtedness beyond any applicable grace period (a "Payment Default") and after the receipt by the Trustee from a Senior Representative of any Designated Senior Indebtedness of written notice of such default, no payment (other than amounts previously set aside with the Trustee or payments previously made, in either case, pursuant to Section 402 or 403 in this Indenture) or distribution of any assets of the Company or any Subsidiary of any kind or character (excluding Permitted Junior Securities) may be made by the Company or any Subsidiary on account of the principal of, premium, if any, or interest on, the Securities, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of, the Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness shall have been discharged or paid in full, after which the Company shall (subject to the other provisions of this Article Thirteen) resume making any and all required payments in respect of the Securities, including any missed payments.

          (b) Unless Section 1302 shall be applicable, (1) upon the occurrence and during the continuance of any non-payment default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may then be accelerated immediately (a "Non-payment Default") and (2) after the receipt by the Trustee and the Company from a Senior Representative of any Designated Senior Indebtedness of written notice of such Non-payment Default, no payment (other than any amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 or 403 in this Indenture) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) may be made by the Company or any Subsidiary on account of the principal of, premium, if any, or interest on, the Securities, or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Securities for the period specified below ("Payment Blockage Period").

          (c) The Payment Blockage Period shall commence upon the receipt of notice of the Non-payment Default by the Trustee and the Company from a Senior Representative and shall end on the earliest of (i) the 179th day after such commencement, (ii) the date on which such Non-payment Default (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) is properly cured, waived or ceases to exist or on which such Designated Senior Indebtedness is discharged or paid in full, or (iii) the date on which such Payment Blockage Period (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the Senior Representative initiating such Payment Blockage Period, after which, in the case of clauses (i), (ii) and (iii), the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. In no event will a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company and the Trustee of the notice initiating such Payment Blockage Period (such 179-day period referred to as the "Initial Period"). Any number of notices of Non-payment Defaults may be given during the Initial Period; provided that during any period of 365 consecutive days only one Payment Blockage Period, during which payment of principal of, premium, if any, or interest on, the Securities may not be made, may commence and the duration of such period may not exceed 179 days. No Non-payment Default with respect to any Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default has been cured or waived in writing for a period of not less than 90 consecutive days. The Company shall deliver a notice to the Trustee promptly after the date on which any Non-payment Default is cured or waived in writing or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full, and the Trustee is authorized to act in reliance on such notice.

          (d) In the event that, notwithstanding the foregoing, the Company shall make any payment or distribution of any assets of the Company or any Subsidiary of any kind or character (excluding Permitted Junior Securities) to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held in trust for the holders of Senior Indebtedness and paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

   Section 1304.  Payment Permitted if No Default.
                  -------------------------------

          Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of, premium, if any, or interest on the Securities.

   Section 1305.  Subrogation to Rights of Holders of Senior Indebtedness.
                  -------------------------------------------------------

          After the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

   Section 1306.  Provisions Solely to Define Relative Rights.
                  -------------------------------------------

          The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1302, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1303, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1303(d).

   Section 1307.  Trustee to Effectuate Subordination.
                  -----------------------------------

          Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

   Section 1308.  No Waiver of Subordination Provisions.
                  -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder or any Senior Representative, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; (4) exercise or refrain from exercising any rights against the Company and any other Person; and (5) sell, assign or transfer the Senior Indebtedness to any Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

   Section 1309.  Notice to Trustee.
                  -----------------

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness, a Senior Representative or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person which represents itself as a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

   Section 1310.  Reliance on Judicial Orders or Certificates.
                  -------------------------------------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, or a certificate of a Senior Representative, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

   Section 1311.  Rights of Trustee as a Holder of Senior Indebtedness;
                  -----------------------------------------------------
                  Preservation of Trustee's Rights.
                  --------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

   Section 1312.  Article Applicable to Paying Agents.
                  -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1311 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

   Section 1313.  No Suspension of Remedies.
                  -------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable from the Company or any Subsidiary upon the exercise of such rights or remedies.

   Section 1314.  Trustee's Relation to Senior Indebtedness.
                  -----------------------------------------

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith mistakenly (absent negligence or willful misconduct) pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                ARTICLE FOURTEEN

                                    GUARANTEES

   Section 1401.  Guarantors' Guarantee.
                  ---------------------

          For value received, each of the Guarantors, in accordance with this Article Fourteen, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

   Section 1402.  Continuing Guarantee; No Right of Set-Off; Independent
                  ------------------------------------------------------
Obligation.
----------

          (a) This Guarantee shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guarantor, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in this Indenture including those set forth in Article Eight. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

          (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

          (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.

          (d) Each Guarantor's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 hereof.

          (e) Except as provided herein, the provisions of this Article Fourteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guarantor.

          (f) This Guarantee is a guarantee of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Company or upon any event or condition whatsoever.

          (g) The obligations of the Guarantors set forth herein constitute the full recourse obligations of the Guarantors enforceable against them to the full extent of all their assets and properties.

     Section 1403.  Guarantee Absolute.
                    ------------------

          The obligations of the Guarantors hereunder are independent of the obligations of the Company under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

          (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

          (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, any Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

          (c) the taking of security from the Company, any Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

          (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

          (e) the abstention from taking security from the Company, any Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

          (f) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor or any other Person, and including any other guarantees received by the Trustee;

          (g) any other dealings with the Company, any Guarantor or any other Person, or with any security;

          (h) the Trustee's or the Holders' acceptance of compositions from the Company or any Guarantor;

          (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company or any Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any collateral;

          (j) the release or discharge of the Company or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

          (k) any change in the name, business, capital structure or governing instrument of the Company or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

          (l) the sale of the Company's or any Guarantor's business or any part thereof;

          (m) subject to Section 1414, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor, any Person resulting from the merger or consolidation of the Company or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company or any Guarantor or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

          (n) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership, arrangement, readjustment, assignment for the benefit of creditors or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor (whether voluntary or involuntary) or the loss of corporate existence;

          (o) subject to Section 1414, any arrangement or plan of reorganization affecting the Company or any Guarantor;

          (p) any failure, omission or delay on the part of the Company to conform or comply with any term of this Indenture;

          (q) any limitation on the liability or obligations of the Company or any other Person under this Indenture, or any discharge, termination, cancellation, distribution, irregularity, invalidity or unenforceability in whole or in part of this Indenture;

          (r) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company or any Guarantor; or

          (s) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors.

     Section 1404.  Right to Demand Full Performance.
                    --------------------------------

          In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all dividends or other payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the

Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof. Each Guarantor, promptly after demand, will reimburse the Trustee and the Holders for all costs and expenses of collecting such amount under, or enforcing this Guarantee, including, without limitation, the reasonable fees and expenses of counsel.

     Section 1405.  Waivers.
                    -------

          (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company or such Guarantor with respect to the Indenture Obligations, whether by statute, rule of law or otherwise. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment with respect to (i) any notice of sale, transfer or other disposition of any right, title to or interest in the Securities by the Holders or in this Indenture, (ii) any release of any Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (iii) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

          (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

               (i) enforce, assert, exercise, initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor or any other Person under this Indenture or otherwise;

               (ii) value, realize upon, or dispose of any security of the Company or any other Person held by the Trustee or the Holders;

               (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity; or

               (iv) mitigate the damages resulting from any default under this Indenture;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

     Section 1406.  The Guarantors Remain Obligated in Event the Company is No
                    ----------------------------------------------------------
Longer Obligated to Discharge Indenture Obligations.
---------------------------------------------------

          It is the express intention of the Trustee and the Guarantors that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders becomes irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Fourteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as Section 402 shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

     Section 1407.  Fraudulent Conveyance; Contribution;  Subrogation.
                    -------------------------------------------------

          (a) Any term or provision of this Guarantee to the contrary notwithstanding, the aggregate amount of the Indenture Obligations guaranteed hereunder shall be reduced to the extent necessary to prevent this Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          (b) Each Guarantor that makes a payment or distribution under its Note Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

          (c) Each Guarantor shall be subrogated to all rights of Holders against the Company in respect of any amounts paid by any Gurantor pursuant to the provisions of this Article Fourteen; that, if an Event of Default has occurred and is continuing, no Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until 91 days after all amounts due and payable by the Company under this Indenture or the Notes shall have been paid in full.

     Section 1408.  Guarantee is in Addition to Other Security.
                    ------------------------------------------

          This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

     Section 1409.  Release of Security Interests.
                    -----------------------------

          Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, each Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantors hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

     Section 1410.  No Bar to Further Actions.
                    -------------------------

          Except as provided by law, no action or proceeding brought or instituted under Article Fourteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Fourteen and this Guarantee by reason of any further default or defaults under Article Fourteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

     Section 1411.  Failure to Exercise Rights Shall Not Operate as a Waiver; No
                    ------------------------------------------------------------
Suspension of Remedies.
----------------------
          (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

          (b) Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

     Section 1412.  Trustee's Duties; Notice to Trustee.
                    -----------------------------------

          (a) Any provision in this Article Fourteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence, bad faith or willful misconduct.

          (b) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, any Guarantor or the officers, directors or agents acting or purporting to act on their respective behalf.

     Section 1413.  Successors and Assigns.
                    ----------------------

          All terms, agreements and conditions of this Article Fourteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns; provided, however, that the Guarantors may not assign any of their rights or obligations hereunder other than in accordance with Article Eight.

     Section 1414.  Release of Guarantee.
                    --------------------

          Notwithstanding anything in this Article Fourteen to the contrary, concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Fourteen. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

          This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged as provided in Section 1014(c).

     Section 1415.  Execution of Guarantee;  Additional Guarantors.
                    ----------------------------------------------

          (a) To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 205, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, its Chief Executive Officer, Chief Operating Officer or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          (b) Any person that was not a Guarantor on the date of this Indenture may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions (including the representations and warranties) of this Indenture as a Guarantor, (ii) in the event that as of the date of such supplemental indenture any Registrable Securities are outstanding, an instrument in form and substance satisfactory to the Trustee which subjects such person to the provisions of the Registration Rights Agreement with respect to such outstanding Registrable Securities, and (iii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such person and constitutes the legal, valid and binding obligation of such person (subject to such customary assumptions and exceptions as may be acceptable to the Trustee in its reasonable discretion).

          (c) If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which this Guarantee is endorsed, such Guarantee shall be valid nevertheless.

     Section 1416.  Guarantee Subordinate to Guarantor Senior Indebtedness.
                    ------------------------------------------------------

          Each Guarantor covenants and agrees, and each Holder of a Guarantee, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantees is hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Guarantor Senior Indebtedness; provided, however, that the Indebtedness represented by this Guarantee in all respects shall rank equally with, or prior to, all existing and future Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Guarantor Senior Indebtedness.

          This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

     Section 1417.  Payment Over of Proceeds Upon Dissolution of the Guarantor,
                    -----------------------------------------------------------
etc.
----

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary, or whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

          (1) the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of all Guarantor Senior Indebtedness before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of any Guarantor as reorganized or readjusted or Securities of such Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinated in right of payment to all Guarantor Senior Indebtedness that may be outstanding, at least to the same extent as, or to a greater extent than, the Guarantees are so subordinated as provided in this Article ("Permitted Guarantor Junior Securities")) on account of the Guarantee of such Guarantor (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 and 403 of this Indenture); and

          (2) any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), in respect of the Guarantee of such Guarantor or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Guarantee of such Guarantor (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to Sections 402 and 403 of this Indenture) before all Guarantor Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Guarantor Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payments or distributions of assets of such Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness; and

          (4) the Trustee shall execute and deliver to any Senior Representative all such further instruments as shall be reasonably requested confirming the subordination of the Guarantees pursuant to this Article Fourteen.

          The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another Person or the liquidation or dissolution of any Guarantor following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, agrees to be bound by the subordination provisions contained in Article Fourteen of this Indenture and each of the conditions set forth in Section 801 (as in effect on the date hereof) shall have been satisfied in full.

     Section 1418.  Default on Guarantor Senior Indebtedness.
                    ----------------------------------------

          (a) Upon the maturity of any Guarantor Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full or such payment duly provided for before any payment is made by any of the Guarantors or any Person acting on behalf of any of the Guarantors in respect of the Guarantee of such Guarantor.

          (b) No payment or distribution of any assets of any Guarantor of any kind or character (excluding Permitted Guarantor Junior Securities) shall be made by any Guarantor in respect of its Guarantee during the period in which
Section 1417 shall be applicable, during any suspension of payments in effect under Section 1303(a) of this Indenture or during any Payment Blockage Period in effect under Sections 1303(b) and (c) of this Indenture.

          (c) In the event that, notwithstanding the foregoing, any Guarantor shall make any payment or distribution of any assets of any Guarantor of any kind or character (excluding Permitted Guarantor Junior Securities) to the Trustee or the Holder of its Guarantee prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held in trust for the holders of Senior Indebtedness and paid over and delivered forthwith to the representatives of the holders of the Guarantor Senior Indebtedness or as a court of competent jurisdiction shall direct.

     Section 1419.  Payment Permitted by Each of the Guarantors if No Default.
                    ---------------------------------------------------------

          Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of such Guarantor referred to in Section 1417 or under the conditions described in Section 1418, from making payments at any time of principal of, premium, if any, or interest on the Securities.

     Section 1420.  Subrogation to Rights of Holders of Guarantor Senior
                    ----------------------------------------------------
Indebtedness.
------------

          After the payment in full of all Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Gurantor to or on account of the Guarantor Senior Indebtedness.

     Section 1421.  Provisions Solely to Define Relative Rights.
                    -------------------------------------------

          The provisions of Sections 1416 through 1429 of this Indenture are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against each of the Guarantors of the Holders of the Securities and creditors of each of the Guarantors other than the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Guarantor Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantors referred to in Section 1417, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1418, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1418(c).

     Section 1422.  Trustee to Effectuate Subordination.
                    -----------------------------------

          Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of any Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

     Section 1423.  No Waiver of Subordination Provisions.
                    -------------------------------------

          (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder or any Senior Representative, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Guarantor Senior Indebtedness; (4) exercise or refrain from exercising any rights against any of the Guarantors and any other Person; and (5) sell, assign or transfer the Guarantor Senior Indebtedness to any Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

     Section 1424.  Notice to Trustee by Each of the Guarantors.
                    -------------------------------------------

          (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or a holder of Guarantor Senior Indebtedness or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Guarantor Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and each Guarantor by a Person which represents itself as a representative of one or more holders of Guarantor Senior or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a representative of or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company or any Guarantor shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 1425.  Reliance on Judicial Orders or Certificates.
                    -------------------------------------------

          Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

     Section 1426.  Rights of Trustee as a Holder of Guarantor Senior
                    -------------------------------------------------
Indebtedness; Preservation of Trustee's Rights.
----------------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

     Section 1427.  Article Applicable to Paying Agents.
                    -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1426 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section 1428.  No Suspension of Remedies.
                    -------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Guarantor Senior Indebtedness to receive the cash, property or securities receivable from any Guarantor upon the exercise of such rights or remedies.

     Section 1429.  Trustee's Relation to Guarantor Senior Indebtedness.
                    ---------------------------------------------------

          With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall in good faith mistakenly (absent negligence or willful misconduct) pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                  *    *   *

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                            THE MAXIM GROUP, INC.


                                            By: /s/ A.J. Nassar
                                               -------------------------------
                                               Name:   A. J. Nassar
                                               Title:  President and
                                                       Chief Executive Officer

Attest: /s/ Gene Harper
       ------------------------------
       Name:   Gene Harper
       Title:  Secretary

                                            IMAGE INDUSTRIES, INC.


                                            By: /s/ H. Stanley Padgett
                                               -------------------------------
                                               Name:   H. Stanley Padgett
                                               Title:  President

Attest: /s/ Sue Pettit
       ------------------------------
       Name:   Sue Pettit
       Title:  Assistant Secretary

                                            KINNAIRD & FRANCKE INTERIORS, INC.
                                            KINNAIRD & FRANCKE DRAPERY CO., INC.
                                            FIRST QUALITY, INC.
                                            STEVE PETERSON INTERIORS &
                                               ASSOCIATES, INC.
                                            BAY AREA CARPETS, INC.
                                            CARPET WORLD, INC.
                                            RNA ENTERPRISES, INC.
                                            DUBOSE CARPETS & FLOORS, INC.
                                            RUGS N REMNANTS, INC.
                                            CARPET GALLERY, INC. (GEORGIA)
                                            LOSANTVILLE CARPET OUTLET, INC.
                                            AMERICAN CARPETS & INTERIORS, INC.
                                            CARPET COUNTRY, INC.
                                            CARPETMAX OF NEW MEXICO, INC.
                                            CARPETMAX ALABAMA CONTRACT, INC.

                                            By:/s/ Herbert A. Biggers
                                               ---------------------------------
                                               Name:   Herbert A. Biggers
                                               Title:  President

Attest:/s/ Gene Harper
       ------------------------------
       Name:   Gene Harper
       Title:  Secretary

                                            MAXIM RETAIL GROUP, INC.


                                            By:/s/ Paul Renn
                                               ---------------------------------
                                               Name:   Paul Renn
                                               Title:  President

Attest:/s/ Gene Harper
       ------------------------------
      Name:   Gene Harper
      Title:  Secretary

                                            INVESTOR MANAGEMENT, INC.


                                             By:/s/ A.J. Nassar
                                                ------------------------------
                                                Name:   A.J. Nassar
                                                Title:  President

Attest:/s/ Gene Harper
       ------------------------------
       Name:   Gene Harper
       Title:  Assistant Secretary

                                            TRI-R OF ORLANDO, INC.
                                            CARPETMAX OF PALM BEACH, INC.
                                            CARPETMAX OF CHARLOTTE, INC.
                                            CLOUD CARPETS, INC.
                                            MAXIM EQUIPMENT LEASING
                                              COMPANY, INC.



                                            By:/s/ A.J. Nassar
                                               -------------------------------
                                               Name:   A.J. Nassar
                                               Title:  President

Attest:/s/ Gene Harper
       ------------------------------
       Name:   Gene Harper

       Title:  Secretary

                                            CREDITMAX CORP.


                                            By:/s/ A.J. Nassar
                                               -------------------------------
                                               Name:   A.J. Nassar
                                               Title:  President

Attest:/s/ Thomas P. Leahey
       ------------------------------
       Name:   Thomas P. Leahey
       Title:  Secretary

                                            GCO, INC.
                                            GCO CARPET OUTLET, INC.
                                            BAILEY & ROBERTS CARPETMAX
                                               OF TENNESSEE, INC.


                                            By:/s/ A.J. Nassar
                                               -------------------------------
                                               Name:   A.J. Nassar
                                               Title:  Chief Executive Officer

Attest:/s/ Gene Harper
       -------------------------------
       Name:   Gene Harper
       Title:  Secretary

                                            CARPETMAX, L.P.
                                            By: The Maxim Group, Inc., as
                                                General Partner

                                            By:/s/ A.J. Nassar
                                               -------------------------------
                                               Name:   A.J. Nassar
                                               Title:  President and Chief
                                                       Executive
                                                       Officer

Attest:/s/ Gene Harper
       -------------------------------
       Name: Gene Harper
       Title:  Secretary

                                            STATE STREET BANK AND TRUST COMPANY

                                            By:/s/ Susan T. Keller
                                               -------------------------------
                                               Name:  Susan T. Keller
                                               Title: Vice President

Attest:/s/ Debra Johnson
       ------------------------------
       Name:  Debra Johnson
       Title: Assistant Secretary

STATE OF     GEORGIA         )
          -------------
                             )  ss.:

COUNTY OF     COBB           )
           ------------

          On the 16th day of October, 1997, before me personally came A.J.
                 ----
  Nassar, to me known, who, being by me duly sworn, did depose and say that he resides at 8885 Dogwood Trail, Cumming, Georgia; that he is (i) President and Chief Executive Officer of The Maxim Group, Inc., (ii) President of each of Investor Management, Inc., Tri-R of Orlando, Inc., CarpetMAX of Palm Beach, Inc., CreditMAX Corp., CarpetMAX of Charlotte, Inc., Cloud Carpets, Inc., Maxim Equipment Leasing Company, Inc., (iii) Chief Executive Officer of GCO, Inc., GCO Carpet Outlet, Inc., Bailey & Roberts CarpetMAX of Tennessee, Inc.,
  (iv) President and Chief Executive Officer of The Maxim Group, Inc., the general partner of CarpetMAX, L.P and (v) that he signed his name thereto pursuant to authority of the Board of Directors of each such corporation.



                                                                       (NOTARIAL
                                                                           SEAL)


                                            /s/ Zenith Carol De Vico
                                            ----------------------------------

                                            Notary Public, Cobb County, Georgia
                                            My Commission Expires June 28, 2001

STATE OF    GEORGIA          )
          -----------
                             )  ss.:

COUNTY OF    COBB            )
          -----------

      On the 16th day of October, 1997, before me personally came Herbet A.
             ----
  Biggers to me known, who, being by me duly sworn, did depose and say that he resides at 2205 River Green Drive, Atlanta, Georgia; that he is President of each of, Kinnaird & Francke Interiors, Inc., Kinnaird & Francke Drapery Co., Inc., First Quality, Inc., Steve Peterson Interiors & Associates, Inc., Bay Area Carpets, Inc., Carpet World, Inc., RNA Enterprises, Inc., Dubose Carpets & Floors, Inc., Rugs N Remnants, Inc., Carpet Gallery, Inc. (Georgia), Losantville Carpet Outlet, Inc., American Carpets & Interiors, Inc., Carpet Country, Inc., CarpetMAX Of New Mexico, Inc., CarpetMAX Alabama Contract, Inc. and that he signed his name thereto pursuant to authority of the Board of Directors of each such corporation.



                                                                       (NOTARIAL
                                                                           SEAL)


                                            /s/ Zenith Carol De Vico
                                            ----------------------------------

                                            Notary Public, Cobb County, Georgia
                                            My Commission Expires June 28, 2001

STATE OF     GEORGIA         )
           -----------
                             )  ss.:

COUNTY OF    COBB            )
           -----------

          On the 16th day of October, 1997, before me personally came H. Stanley
                 ----
Padgett, to me known, who, being by me duly sworn, did depose and say that he resides at 103 Carpenter Road, Calhoun, Georgia; that he is President of Image Industries, Inc., and that he signed his name thereto pursuant to authority of the Board of Directors of such corporation.



                                                                       (NOTARIAL
                                                                           SEAL)


                                            /s/ Zenith Carol De Vico
                                            ----------------------------------

                                            Notary Public, Cobb County, Georgia
                                            My Commission Expires June 28, 2001

STATE OF    GEORGIA          )
         -------------
                             )  ss.:

COUNTY OF    COBB            )
           ----------

          On the 16th day of October, 1997, before me personally came Paul Renn,
                 ----
to me known, who, being by me duly sworn, did depose and say that he resides at 7050 Hunters Ridge, Woodstock, GIA 30189; that he is President of Maxim Retail
----------------------------------------
Group, Inc., and that he signed his name thereto pursuant to authority of the Board of Directors of such corporation.



                                                                       (NOTARIAL

                                                                           SEAL)


                                            /s/ Zenith Carol De Vico
                                            ----------------------------------

                                            Notary Public, Cobb County, Georgia
                                            My Commission Expires June 28, 2001

STATE OF     NEW YORK        )
          --------------
                             )  ss.:

COUNTY OF    NEW YORK        )
          --------------

          On the 16th day of October, 1997, before me personally came Susan
                 ----                                                 -----
Keller, to me known, who, being by me duly sworn, did depose and say that she
------
resides at 41 Pleasant St., West Hartford, CT06107; that she is Vice President of State Street Bank and Trust Company, a Massachusetts trust company described in and which executed the foregoing instrument; and that she signed her name thereto pursuant to authority of the Board of Directors of such corporation.



                                                                       (NOTARIAL
                                                                           SEAL)



                                               /s/ STEVEN H. SCHEICHET
                                               -------------------------------

                                               STEVEN H. SCHEICHET
                                            Notary Public State of New York
                                                  No. 02SC5008681
                                              Qualified in New York County
                                                Commission Expires 02/22/99

                                                                      SCHEDULE I

                             EXISTING INDEBTEDNESS


A.   LONG TERM DEBT:

     Note payable to former owner in monthly installments of $315.30 including interest at 10.00% due November 1, 2000.
       (Carpet World)

     Note payable to former shareholder (R. Ashby's mother) with interest only at 8.00% due and payable until paid out on demand. Unsecured.
       (Carpet World)

     Note payable to former shareholder (R. Ashby's father) with interest only at 8.00% due and payable until paid out on demand. Unsecured.
       (Carpet World)

     Note payable to bank payable in monthly installments of $550.24 including interest, at 9.26% with final payment due September 30, 1998, secured by vehicle.
       (Carpet World)

     Note payable to bank payable in monthly installments of $10,221.00 plus interest at prime, secured by vehicles, due on dates from July 1997 to March 1998.
       (Kinnaird & Francke)

     Note payable to Vangard payable in monthly installments of $200.00 including interest at 9.55%, secured by copier, with final payment due June 2000.
       (Kinnaird & Francke)

     Note payable to bank payable in monthly installments of $197.00 including interest, at 6.60%, due August 15, 1998, secured by equipment. (National Carpet Brokers)

     Note payable to Fed CU payable in monthly installments of $337.00 including interest, at 7.9%, due April 17, 1999, secured by vehicle.
       (National Carpet Brokers)

     Note payable to bank payable in monthly installments of $243.00 including interest, at 6.5% due February 1998, secured by vehicle.
       (Steve Peterson Interiors)

     Note payable to bank payable in monthly installments of $796.15 including interest, at 7.75% secured by building with final payment due April 1998. (American Carpet Interiors)

     Note payable to bank payable in monthly installments of $833.00 including interest at prime plus 1%, secured by a building with final payment due January 1998.
       (American Carpet Interiors)

     Note payable to bank payable in monthly installments of $811.43 including interest at 9.5% secured by vehicle with final payment due October 1997. (CarpeTime)

     Note payable to Credit Union payable in monthly installments of $555.00 including interest, at 7.2%, secured by vehicle with final payment due April 1998.
       (CarpeTime)

     Note payable to bank payable in monthly installments of $811.43 including interest at 9.5%, secured by vehicle with final payment due March 2000. (Nevada)

     Note payable to bank payable in monthly installments of $811.43 including interest, at 9.5% secured by vehicle with final payment due March 2000. (Nevada)

     Note payable to bank payable in monthly installments of $703.11 including interest, at 7.92% secured by vehicle with final payment due October 1997.
       (Image)

     Note payable to First American National Bank payable in monthly installments of $455.70 including interest at 7.95%, with final payment due September 15, 1999, secured by vehicle.
       (Sexton)

     Note payable to previous owner, Mr. Hightower, payable in three annual installments of $53,333.33, with final payment due FY 2000.
       (New Mexico)

     Credit Agreement dated as of August 26, 1997 (as amended on September 24,
       1997) by and among the Company and its subsidiaries as co-borrowers, and First Union National Bank, NationsBank, N.A., Fleet National Bank and the other lenders named therein ($130 million). (Maxim Corporate)

     Loan Agreement dated as of September 1, 1997 by and between Image
       Industries, Inc. and the Development Authority of the City of Summerville, Georgia ($30 million). (Image)

B.   CAPITAL LEASES:
     --------------

                                                                             TOTAL LEASE
                                                                            PAYMENTS AS OF
LOCATION NAME                      COMPANY       LANDLORD                  JANUARY 31,  1997
-------------                      -------       --------                  -----------------
Phone System, Shelving             B&R           Kennesaw Leasing                 $   42,038
Showroom Display                   B&R           Kennesaw Leasing                     42,046
Folklift                           Cpt Wld       Barnett Bank                         11,191
RFMS Software                      Cpt Wld       Dana Commercial                       1,636
Cutting Machine                    Cpt Wld       AT&T Corp.                           10,511
Cutting Machine                    Cpt Wld       AT&T Corp.                            4,847
Cutting Machine                    DuBose        EZ Cut                                1,610
Folklift                           DuBose        Safeline                             22,886
Satellite                          GCO                                                 6,966
Summerville Manufacturing          Image         City of Summerville                 613,064
 Equipment
Forklift                           Image         Kalmar                                2,199
Printer & Phone Equipment          Image         NationsBank                          16,595
Telephone Equipment                Image         AT&T                                  2,952
Telephone Equipment                Image         IBM                                  11,229
Two Forklifts                      Image         NationsBank                         118,511
Copier                             NCB           Ikon Capital                          4,198
Pathfinder                         Cpt Wld       Shareholder                          13,497
Van                                Cpt Wld       Shareholder                           1,600
Real Property Lease - Madison      K&F           FKBC                                 86,625
Real Property Lease - Poplar       K&F           FKBC                                494,950
 Level Rd
Real Property Lease -              K&F           FKBC                                174,075
 Clarksville
Real Property Lease - Lexington    K&F           Shareco                           1,170,000

C.   LETTERS OF CREDIT
     -----------------

LOC NUMBER               LOC AMOUNT          MATURITY DATE
----------               ----------          -------------
LCSR30103240             375,000.00             8/26/2000
LCSR30110729           1,125,000.00             8/26/2000
LCS000130879          30,616,438.36             8/15/2000

                                                                     SCHEDULE II

                    Dividend and Other Payment Restrictions
                            Affecting Subsidiaries

1. The Credit Agreement, dated as of August 26, 1997, by the among the Company, the Subsidiaries of the Company, First Union National Bank, as Administrative Agent, NationsBank, N.A., as Documentation Agent, and Fleet National Bank, as Co-Agent, as amended, restated and supplemented from time to time (the "Credit Agreement").

2.   The Loan Documents (as such term is defined in the Credit Agreement).

3. The Security Documents (as such term is defined in the Credit Agreement), together with any other security agreements, mortgages, pledge agreements, assignments and financing statements now or hereafter entered into or provided by the Company and the Subsidiaries for the benefit of, and to secure the obligations of the Company and the Subsidiaries to, the Lenders (as such term is defined in the Credit Agreement).

                                                                       EXHIBIT A
                                                                       ---------

                               INTERCOMPANY NOTE
                               -----------------

                                                         ___________ , 19_______


        Evidences of all loans or advances ("Loans") made hereunder shall be reflected on the grid attached hereto. FOR VALUE RECEIVED, ______________, a ________________ corporation (the "Maker"), HEREBY PROMISES TO PAY ON DEMAND to the order of ________________ (the "Holder") the principal sum of the aggregate unpaid principal amount of all Loans (plus accrued interest thereon) at any time and from time to time made hereunder which has not been previously paid.

        All capitalized terms used herein that are defined in, or by reference in, the Indenture among The Maxim Group, Inc., a Delaware corporation (the "Company"), the Guarantors listed therein and State Street Bank and Trust Company, as trustee, dated as of October 16, 1997 (the "Indenture"), have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined.

                                   ARTICLE I

                          TERMS OF INTERCOMPANY NOTE

        Section 1.01  Note Not Forgivable.  Unless the Maker of the Loan
                      --------------------
hereunder is the Company or any Guarantor, the Holder may not forgive any amounts owing under this intercompany note.

        Section 1.02  Interest:  Prepayment.  (a)  The interest rate ("Interest
                      ---------------------
Rate") on the Loans shall be a rate per annum reflected on the grid attached hereto.

        (b) The interest, if any, payable on each of the Loans shall accrue from the date such Loan is made and, subject to Section 2.01, shall be payable upon demand of the Holder.

        (c) If the principal or accrued interest, if any, of the Loans is not paid on the date demand is made, interest on the unpaid principal and interest will accrue at a rate equal to the Interest Rate, if any, plus 100 basis points per annum from maturity until the principal and interest on such Loans are fully paid.

        (d) Subject to Section 2.01, any amounts hereunder may be repaid at any time by the Maker.

        Section 1.02  Subordination.  All Loans made to the Company or any
                      -------------
Guarantor shall be subordinated in right of payment to the payment and performance of the obligations of the Company, the Guarantors and any Restricted Subsidiary under the Indenture, the Securities, the Guarantees or any other Indebtedness ranking senior to or pari passu with the Securities or the Guarantees, including, without limitation, any Indebtedness incurred under the Revolving

Credit Agreements; provided, that with respect to a Subsidiary in any specific instance, such Restricted Subsidiary is also an obligor under the Indenture, the Securities, the Guarantees or such other senior or pari passu Indebtedness, as the case may be, whether as a borrower, guarantor or pledgor of collateral.

                                  ARTICLE II

                               EVENTS OF DEFAULT

        Section 2.01  Events of Default.  If after the date of issuance of this
                      -----------------
Loan (i) an Event of Default has occurred under the Indenture, (ii) an Event of Default (as defined) has occurred under either of the Revolving Credit Agreements or any refinancing of the Revolving Credit Agreements or (iii) an "event of default" (as defined) has occurred under any other Indebtedness of the Company or any Guarantor, then (x) in the event the Maker is not either one of the Company or a Guarantor, all amounts owing under the Loans hereunder shall be immediately due and payable to the Holder, and (y) in the event the Maker is either the Company or a Guarantor, the amounts owing under the Loans hereunder shall not be due and payable; provided, however, that if such Event of Default or event of default has been waived, cured or rescinded, such amounts shall no longer be due and payable in the case of clause (x), and such amounts may be payable in the case of clause (y). If the Holder is a Subsidiary, then the Holder hereby agrees that if it receives any payments or distributions on any Loan from the Company or a Guarantor which is not payable pursuant to clause (y) of the prior sentence after any Event of Default or event of default described in clauses (i), (ii) or (iii) above has occurred, is continuing and has not been waived, cured or rescinded, it will pay over and deliver forthwith to the Company or such Guarantor, as the case may be, all such payments and distributions.

                                  ARTICLE III

                                 MISCELLANEOUS

        Section 3.01  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this intercompany note, or consent to depart herefrom is permitted at any time for any reason, except with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities.

        Section 3.02  Assignment.  No party to this Agreement may assign, in
                      ----------
whole or in part, any of its rights and obligations under this intercompany note, except to its legal successor in interest.

        Section 3.03  Third Party Beneficiaries.  The holders of the Securities
                      -------------------------
or any other Indebtedness ranking pari passu with or senior to, the Securities or any Guarantees, including without limitation, any Indebtedness incurred under the Credit Facility, shall be third party beneficiaries to this intercompany note and upon an Event of Default shall have the right to enforce this intercompany note against the Company or any of its Subsidiaries.

        Section 3.04  Headings.  Article and Section headings in this
                      --------
intercompany note are included for convenience of reference only and shall not constitute a part of this intercompany note for any other purpose.

        Section 3.05  Entire Agreement.  This intercompany note sets forth the
                      ----------------
entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof.

        Section 3.06  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

        Section 3.07  Waivers.  The Maker hereby waives presentment, demand for
                      -------
payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

                                                     By:_______________________

               BORROWINGS, MATURITIES, AND PAYMENTS OF PRINCIPAL


        Amount of   Maturity of      Amount
        Borrowing/  Borrowing/   Principal Paid  Unpaid Principal  Notation
Date     Principal   Principal     or Prepaid        Balance       Made by
----    ----------  -----------  --------------  ----------------  --------

                                                                       Exhibit B
                                                                       ---------


                      Form of Certificate to Be Delivered
                         in Connection with Transfers
                            Pursuant to Rule 144(k)
                           ________________________

                            ________________, _____

State Street Bank and Trust Company
225 Asylum Street
Hartford, Connecticut  06103

Attention:  Corporation Trust Department

     Re:  The Maxim Group, Inc. (the "Company")
          9 1/4% Senior Subordinated Notes due 2007, Series A (the "Securities")
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) a period of at least two years has elapsed since the later of the date the Securities were acquired from the Company or from an Affiliate (as defined in Rule 144 under the Securities Act) of the Company; and

          (2) the undersigned is not and has not been during the preceding three months an Affiliate (as defined in Rule 144 under the Securities Act) of the Company.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in the Indenture dated October 16, 1997 among the Company, the Guarantors named therein and State Street Bank and Trust Company as trustee.

                            Very truly yours,

                            [Name of Transferor]


                            By: ___________________________
                                 Authorized Signature

                                                                       Exhibit C
                                                                       ---------

                      Form of Certificate to Be Delivered

                         in Connection with Transfers
                           Pursuant to Regulation S
                           ________________________

                            ________________, _____

State Street Bank and Trust Company
225 Asylum Street
Hartford, Connecticut  06103


Attention:  Corporation Trust Department

     Re:  The Maxim Group, Inc. (the "Company")
          9 1/4% Senior Subordinated Notes due 2007 (the "Securities")
          ------------------------------------------------------------

Ladies and Gentlemen:

     In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

     In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                            Very truly yours,


                            [Name of Transferor]



                            By: ___________________________
                                   Authorized Signature

                                                                      APPENDIX I

                           [FORM OF TRANSFER NOTICE]


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto


Insert Taxpayer Identification No.

-----------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                  ON ALL CERTIFICATES FOR SERIES A SECURITIES
                      EXCEPT PERMANENT OFFSHORE PHYSICAL
                                 CERTIFICATES]

     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or October 16, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

[_] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or

                                      --

[_]  (b)  this Security is being transferred other than in accordance with
          (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date: _______________________

                         _________________________________________
                         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: _____________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________    _________________________________________________

                            NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II

                        FORM OF TRANSFEREE CERTIFICATE

I or we assign and transfer this Security to:
--------------------------------------------

Please insert social security or other identifying number of assignee
---------------------------------------------------------------------

________________________________________________________________________________


________________________________________________________________________________


Print or type name, address and zip code of assignee and irrevocably appoint
________________________________________________________________

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated  ____________________     Signed ________________________________

(Sign exactly as name appears on the other side of this Security)


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]